UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)
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www.bmhc.com
Building Materials Holding Corporation
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Four Embarcadero Center, Suite 3200
San Francisco, CA 94111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 6, 2008
Dear Shareholder:
You are invited to attend the 2008 Annual Meeting of Shareholders for Building Materials Holding Corporation in Houston, Texas.

Date and Time:	Tuesday, May 6, 2008 at 8:00 a.m.

Place:	BMC West 16002 Tomball Parkway Houston, TX 77086

The meeting is being conducted for the following purposes:

1.	To elect directors to serve for the 2008 fiscal year and until their successors are elected. (See “Proposal 1 – Election of Board of Directors.”)

2.	To approve the 2008 Stock Incentive Plan (See “Proposal 2 – Approval of 2008 Stock Incentive Plan.”)

3.	To approve the Amended and Restated Employee Stock Purchase Plan (See “Proposal 3 – Approve the Amended and Restated Employee Stock Purchase Plan.”)

4.	To ratify the selection of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2008. (See “Proposal 4 – Ratification of Independent Registered Public Accounting Firm.”)

5.	To transact other business as may properly come before the meeting or any adjournment of the meeting.

Our Board of Directors has established the close of business on Monday, March 10, 2008, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

We hope you will be able to attend, but if you are unable to attend, we still need your vote. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but it will assure that your vote is counted if you are unable to attend the Annual Meeting.

If you plan on voting at the Annual Meeting and your shares are held by a broker, bank or other person, you must bring two additional items to the Annual Meeting: (i) a letter from the entity that confirms your beneficial ownership of shares, and (ii) a proxy issued in your name.

Your vote is important to us regardless of the number of shares you own.

Please vote your shares by one of the three following methods:

■	Sign and date the enclosed proxy and return it promptly in the enclosed self-addressed, postage-paid envelope.

■	Vote by telephone.

■	Vote via the Internet.

As a shareholder, you have a unique control number printed on your proxy card along with instructions to assist you in voting by telephone or the Internet. If you attend the Annual Meeting, you may also vote in person or by your proxy.

In an effort to reduce costs, BMHC will deliver a single proxy statement with respect to two or more security holders sharing the same address. Additional copies are available at our website www.bmhc.com or www.sec.gov.

If you have any questions, please do not hesitate to contact us at 415-627-9100.

Paul S. Street
Senior Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary

San Francisco, California
April 7, 2008

Building Materials Holding Corporation

Proxy Statement

BUILDING MATERIALS HOLDING CORPORATION

Four Embarcadero Center, Suite 3200
San Francisco, CA 94111

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
May 6, 2008

Introduction
Building Materials Holding Corporation (BMHC) is one of the largest providers of residential building products and construction services in the United States, with a focus in the western and southern states. We provide building products and construction services in 14 of the top 25 single-family residential construction markets through our two subsidiaries, BMC West and SelectBuild. BMC West markets and sells building products, manufactures building components and provides construction services to professional builders and contractors through a network of 40 distribution facilities and 59 manufacturing facilities. SelectBuild provides integrated construction services to production homebuilders in key markets as well as construction services to commercial and multi-family builders. We have increasingly focused on integrating construction services and manufactured building components to our customers.

Periodic and current reports are filed with the Securities and Exchange Commission at www.sec.gov and are also available at our website www.bmhc.com.

Information Concerning Voting and Solicitation

General Information
We have sent you this Proxy Statement because BMHC’s Board of Directors would like you to vote your shares at the Annual Meeting. This Proxy Statement is designed to provide you with information to assist you in voting your shares.

The purpose of the Annual Meeting is for the holders of BMHC’s common stock to consider and vote on the following proposals:

1.	Elect directors to serve for the 2008 fiscal year and until their successors are elected.

2.	Approve the 2008 Stock Incentive Plan.

3.	Approve the Amended and Restated Employee Stock Purchase Plan.

4.	Ratify the selection of KPMG LLP as our Independent Registered Public Accounting Firm for the 2008 fiscal year.

5.	Transact other business as may properly come before the meeting.

Date, Time and Place of Annual Meeting

Date and Time:	Tuesday, May 6, 2008, at 8:00 a.m.
Place:	BMC West 16002 Tomball Parkway Houston, TX 77086

BMHC has mailed this proxy statement and accompanying proxy card on or about April 7, 2008, to all shareholders entitled to vote at the Annual Meeting.

Record Date; Shares Entitled to Vote
BMHC’s Board of Directors chose the close of business on Monday, March 10, 2008, as the record date (the “Record Date”) for determining BMHC’s shareholders entitled to vote at the

Annual Meeting. Only the holders of record of BMHC’s common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 10, 2008, there were 29,381,760 shares of common stock outstanding.

Market for BMHC’s Common Stock
BMHC’s common stock is listed for quotation on the New York Stock Exchange (NYSE) under the symbol “BLG.” On the Record Date, the price of BMHC’s common stock as reported by the NYSE at the close of trading was $3.78 per share.

Quorum
On the Record Date, there were 29,381,760 shares of BMHC common stock outstanding and approximately 14,100 holders of record. You are entitled to one vote for each share of common stock of BMHC that you hold as of the Record Date on each of the matters to be voted on at the Annual Meeting. You do not have cumulative voting rights. A quorum consisting of at least a majority of the outstanding shares entitled to vote as of the Record Date is necessary to hold a valid meeting. If at least 14,690,881 shares of the total 29,381,760 shares entitled to vote at the Annual Meeting are present, either in person or by proxy (card mailing, telephone or Internet), a quorum will exist. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the record owners of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

Votes Required; Abstentions; Broker Non-Votes
With respect to the election of directors, the nine nominees receiving the highest number of affirmative votes at the meeting will be elected as directors. The affirmative vote of the holders of a majority of the shares represented at the meeting (either in person or by proxy) will be required to ratify the selection of KPMG LLP. For the proposals approving the 2008 Stock Incentive Plan, amending the Employee Stock Purchase Plan and ratifying the independent registered public accountants, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

In the absence of timely directions from their customers, brokers will generally not have the discretion to vote shares they hold in street name for their customers on “non-routine” matters of Proposals 2 and 3. The absence of a vote with respect to any non-routine matter under these circumstances is referred to as a “broker non-vote.” Broker non-votes will not be counted for determining the number of votes cast with respect to a particular proposal and therefore will not have an effect either for or against any of the proposals.

Failure to Specify Vote
If you do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, we will vote them:

•	FOR all of the nominees for director
•	FOR approval of the 2008 Stock Incentive Plan
•	FOR amendment of the Employee Stock Purchase Plan
•	FOR ratifying the selection of KPMG LLP as our Independent Registered Public Accounting Firm for 2008.

Revocability of Proxies
You may revoke your proxy at any time before it is voted. You may revoke your proxy by telephone, the Internet, filing a written notice of revocation or a duly executed proxy by mail with a later date with the Secretary of BMHC at its executive office located at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or by attending the Annual

Meeting and voting in person. Your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Solicitation
Copies of the solicitation materials will be sent to banks, brokerage houses, fiduciaries and custodians holding in their names the shares of BMHC’s common stock owned by others. BMHC may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. BMHC will not pay its directors, executive officers or other employees any additional compensation in connection with their solicitation of proxies.

Voting by the Internet or Telephone
In order to cast your vote by the Internet or telephone, follow the instructions set forth on your Proxy Card.

Contacting the Board of Directors
We have established procedures for shareholders to communicate directly with the Board of Directors. If you are a shareholder, you can contact the Board by mail at BMHC Board of Directors, Four Embarcadero Center, Suite 3200, San Francisco, CA 94111. All communications made by this means will be received by the Chairman of the Nominating and Corporate Governance Committee, or any individual director, group of directors or Committee of the Board to whom the communication is directed, as applicable. These communications will not be reviewed by other BMHC personnel other than a review by our General Counsel.

If you have concerns involving internal controls, financial statements or accounting or auditing issues, you may use the options below to communicate with the Audit Committee of the BMHC Board of Directors.

Call the BMHC Board	Write to the BMHC Board

Toll Free (866) 262-4136	BMHC Four Embarcadero Center, Suite 3200 San Francisco, CA 94111 ATTN: Audit Committee of the Board of Directors

All complaints, concerns or comments as to financial statements or accounting matters will be tracked and investigated in due course by the Audit Committee. All other complaints, concerns or comments will be tracked and investigated in due course by the Company’s Nominating and Corporate Governance Committee.

Proposal 1

Election of Board of Directors

BMHC’s Board of Directors has approved the Nominating and Corporate Governance Committee’s nomination of nine people to serve as directors. Each nominee will be elected to hold office until the annual meeting of shareholders or until election of a successor, resignation or death. The Board of Directors has determined that each of the current directors and nominees, other than Mr. Mellor, is independent under NYSE listing standards and has no relationships that would interfere with the exercise of such person’s independent judgment. The authorized number of BMHC directors is from five to eleven.

If elected, each nominee has agreed to serve, and the Board has no reason to believe that any nominee will be unable to serve. If a nominee is unable to stand for election as a result of an unexpected occurrence, the Board may substitute a nominee and allocate the voted shares for another person of its choice. It is intended that the executed proxies be voted for the election of the nine nominees, unless the authority to do so is withheld. The nine nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected as BMHC directors.

Robert E. Mellor – Mr. Mellor (64) became Chairman of the Board of Directors in 2002 and has been Chief Executive Officer since 1997. He has been a director since 1991. He was previously Of Counsel with the law firm of Gibson, Dunn & Crutcher LLP from 1990 to 1997. He is on the boards of directors of Coeur d’Alene Mines Corporation and The Ryland Group. He is also on the board of councilors of Save-the-Redwoods League. He does not serve on the audit committee or compensation committee of any of these boards.

Sara L. Beckman – Dr. Beckman (51) has served as a director since 2002. She is a faculty member of the Operations and Information Technology Management faculty at the Haas School of Business at University of California — Berkeley where she has been for nearly 20 years. Her teaching and research focus on operations strategy and innovation management. She also worked in several corporate positions at Hewlett-Packard Company and as a consultant for Booz, Allen and Hamilton. Additionally, she consults with corporate clients on customer-focused design and innovation.

James K. Jennings, Jr. – Mr. Jennings (66) has served as a director since 2003. Since January 2005, Mr. Jennings has served as Executive Vice President and Secretary of both Ashbrook Simon-Hartley GP, LLC, and Ashbrook Simon-Hartley Operations GP, LLC, the general partners of limited partnerships which own the assets of a manufacturer of waste water treatment equipment with operations in the U.S., U.K. and Chile. Since October 2003, he has been Executive Vice President, Chief Financial Officer and Director of Atreides Capital, LLC, a private equity investment firm that specializes in the acquisition and operation of middle market manufacturing and distribution companies. He previously served as Executive Vice President, Chief Financial Officer and Director of Consolidation Partners, L.L.C., a privately-held merchant banking organization. Prior to that, he served as Executive Vice President and Chief Financial Officer of Loomis, Fargo & Co. and its predecessor organization, both cash-in-transit service providers, from 1994 to January 2003.

Norman J. Metcalfe – Mr. Metcalfe (65) has served as a director since 2005. For the past eight years he has managed his own investment and real estate business, Norman Metcalfe Consulting, Inc. He has served as Vice Chairman and Chief Financial Officer of The Irvine Company, one of the nation’s largest real estate and community development companies. Mr. Metcalfe also serves on the boards of The Ryland Group and The Tejon Ranch Company.

David M. Moffett – Mr. Moffett (56) has served as a director since 2006. In February 2007, Mr. Moffett retired as Vice Chairman and Chief Financial Officer for U.S. Bancorp where he served since 1993. He was also previously the chairman of the U.S. Bancorp Asset Liability Policy Committee and a member of its Managing Committee and Credit Policy Committee. Mr. Moffett serves on the boards of Ebay Inc., E.W. Scripps, Inc., and MBIA.

R. Scott Morrison, Jr. – Mr. Morrison (68) has served as a director since 2004. For over five years he has been the owner and President of Morrison Properties, a real estate development firm. He is formerly a partner and divisional President for Florida based Arvida Corporation, a real estate firm. Mr. Morrison is also a development principal in the Boca Raton Innovation Center now known as the Florida Atlantic Research Park. Mr. Morrison was also a limited partner in Memphis Prince, L.P., d/b/a Audubon Park Place, which owns a 120 unit apartment building in Memphis, Tennessee, until 2005 when it was sold and he served as the President of the general partner, RSM II, Inc, until 2005 when it was dissolved. The limited partnership filed for protection under Chapter 11 of the federal bankruptcy laws in late 2003 and the court approved a reorganization plan late in 2004.

Peter S. O’Neill – Mr. O’Neill (70) has served as a director since 1993. In 1979, he founded O’Neill Enterprises, LLC., a residential development and homebuilding company. Since 2003, he has served as chairman of PON, LLC and related companies, a residential real estate firm. Mr. O’Neill serves on the Board of Trustees and as a member of the Governance Committee for The College of Idaho. He is a member of the Urban Land Institute and is currently serving as a director of IDACORP and Idaho Power Company.

Richard G. Reiten – Mr. Reiten (68) has served as a director since 2001. He has been a director for Northwest Natural Gas since 1996 and was Chairman of the Board from 2000 to 2005 and recently re-appointed the Chairman of the Board in 2006. Mr. Reiten was also President and CEO from 1997 to 2002 and President and COO in 1996 of Northwest Natural Gas. He is a director of U.S. Bancorp, IDACORP and National Fuel and Gas. Mr. Reiten is past Chairman of the Board for the American Gas Association and serves on the board of the Associated Electric & Gas Insurance Services Limited. He is also a trustee of the Board of The Nature Conservancy of Oregon, the Oregon Business Council and the Oregon Community Foundation.

Norman R. Walker – Mr. Walker (64) has served as a director since 2006. Mr. Walker is a retired partner of PricewaterhouseCoopers LLP (PwC), a position held for more than 26 years. He most recently served as a National Risk Management Partner, Audit and Business Advisory Services from 1992 to 2003 with PwC and is currently the Chief Financial Officer of the Diocese of Bridgeport in Connecticut. Mr. Walker’s professional and business activities also include serving as Chairman of the Ethics Division Technical Standards Committee of the American Institute of Certified Public Accountants, President of PricewaterhouseCoopers LLP Foundation and Chair and President of the University of Oregon Foundation Board of Trustees. He is currently an Emeritus Trustee of the University of Oregon Foundation, a member of National Championship Properties, LLC, a wholly owned subsidiary of the University of Oregon Foundation, member of the Business Advisory Council of Lundquist College of Business at the University of Oregon, and a Trustee of the Bank Street College in New York.

Eric S. Belsky – Dr. Belsky (47) has chosen not to stand for re-election due to other business and personal commitments.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

Proposal 2

Approval of 2008 Stock Incentive Plan

In February 2008, our Board adopted the 2008 Stock Incentive Plan (the “Incentive Plan”) and is unanimously recommending that shareholders approve the Incentive Plan. The Board believes the Incentive Plan is integral to BMHC’s compensation strategies and programs. If approved by shareholders, it will give us more flexibility in providing competitive incentive compensation that closely aligns the interests of our employees and non-employee directors with those of our shareholders. If approved, the Incentive Plan will be effective as of May 6, 2008, and BMHC will file a registration on Form S-8 to register the shares of common stock covered by the Incentive Plan.

The 2008 Plan is intended to:

•	Attract, motivate, reward, and retain the broad-based talent critical to achieving our business goals.
•	Provide incentives for future performance of services directly linked to the profitability of our business and to increases in shareholder value.
•	Encourage ownership of our common stock by participants.

The Incentive Plan will permit grants of stock options (including incentive stock options (ISOs) within the meaning of Section 422 of the Internal Revenue Code (the “Code”) and nonqualified stock options (NQSOs, which are options that do not qualify as ISOs), stock appreciation rights (SARs), restricted stock, restricted stock units, stock, phantom stock awards, incentive bonuses and other stock-based awards, any of which may be performance-based and may be paid in cash, stock, or a combination thereof, as determined by the administrator of the Incentive Plan.

Currently, we have three active stock incentive compensation plans under which awards remain outstanding:

•	Amended and Restated 1993 Employee Stock Option Plan.
•	2000 Stock Incentive Plan.
•	2004 Incentive and Performance Plan.

However, we are only permitted to grant stock incentive compensation under the 2004 Incentive and Performance Plan. As of December 31, 2007, there are only 60,000 shares remaining available for issuance under that plan.

In connection with the Incentive Plan, the Board will freeze all of the existing plans, and no new options will be granted under the old plans. The Incentive Plan will be the exclusive vehicle for the grant of stock-based incentives to employees. The Incentive Plan provides for the grant of awards covering up to 2,000,000 shares of common stock or approximately 6.9% of the outstanding stock on a fully diluted basis. See the Equity Compensation Plan Information table under [“Compensation Discussion and Analysis — Equity Compensation”] for additional information about the Company’s common stock that may be issued under the Company’s other equity compensation plans, upon the exercise of options or otherwise. We expect that the Incentive Plan will be sufficient for stock incentive awards for the next two years.

In addition, the Incentive Plan includes a commitment that we will not amend outstanding stock options to lower the exercise price of the stock options or grant new stock options in substitution for previously outstanding stock options. We have also provided that we will not grant stock options with a grant price that is below the fair market value of our stock on the date the stock options are granted.

The Board believes the Incentive Plan provides flexibility to shape incentive awards that align employees’ and directors’ interests with those of our shareholders. The Board strongly recommends approval of the Incentive Plan. A more detailed description of the Incentive Plan follows, but is qualified in its entirety by reference to the complete text of the Incentive Plan, which is set forth as Appendix 1 to this proxy statement.

Participants

The Incentive Plan provides for the issuance of various types of awards to current or prospective officers, employees, non-employee directors, independent contractors, and consultants (participants) of BMHC or any of its direct or indirect subsidiaries, or any company that becomes a subsidiary after adoption of the Incentive Plan. Options intending to qualify as ISOs may only be granted to employees of BMHC or any subsidiary or affiliate within the meaning of the Code.

Awards

The Compensation Committee of the Board (the “Committee”), as the administrator of the Incentive Plan on behalf of BMHC, is authorized under the plan to enter into any type of arrangement with a participant that is not inconsistent with the provisions of the plan. The entering into of any such arrangement is referred to as a “grant” of an “Award.”

Awards are not restricted to any specified form or structure and may include, without limitation, ISOs, NQSOs, SARs, restricted stock, restricted stock units, stock, incentive bonuses, and other stock-based awards. An Award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

Awards may be granted, and shares of the common stock may be issued pursuant to Awards, for any lawful consideration, as determined by the Committee, including services rendered or to be rendered by recipients of Awards. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Committee may determine, as reflected in the applicable award agreement. Subject to certain limitations relating to Section 162(m), the Committee can accelerate the vesting and/or exercisability of any outstanding award as it, in its sole discretion, deems appropriate. The Committee also may make any award performance-based, which means the award will be paid out based on the attainment of specified performance goals, in addition to any other conditions the Committee may establish. Awards under the Incentive Plan are discretionary. To date, no awards have been granted under the Incentive Plan.

The Incentive Plan is intended to provide “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) generally limits to $1 million the deduction by an employer for compensation paid to certain senior executive officers. The Section 162(m) limitation does not apply to compensation based on the attainment of pre-established performance goals, one of which is obtaining shareholder approval of the compensation plan. If our shareholders approve the Incentive Plan and the other Section 162(m) requirements are satisfied, the Section 162(m) limitation will not apply to compensation paid to our senior executive officers under the Incentive Plan.

Stock Options. Stock options entitle the holder to purchase shares of our common stock during a specified period at a purchase price set by the Committee (not less than 100% of the fair market value of the common stock on the grant date). The Committee will establish the term of each option, but in no event will it exceed ten years from the date of grant. Participants exercising a stock option may pay the exercise price by any lawful method permitted by the Committee.

Unless the Committee otherwise specifies and except as may be provided in a specific Award agreement, a participant may exercise an option following termination of employment as set forth below, depending upon the reason for the termination. In no event, however, may the option be exercised later than its expiration date.

•	Death or Disability – The option may be exercised (to the extent it was exercisable at the time of death or termination for disability, or on any accelerated basis as determined by the Committee) for six months from the date of termination of employment.

•	Retirement after Age 55 – Any option other than an ISO may be exercised (to the extent it was exercisable at the time of retirement or on any accelerated basis as determined by the Committee) for 36 months from the date of termination of employment. In addition, ISOs may be converted to NQSOs under certain circumstances and the converted NQSOs would be subject to the 36 month period. Any exercisable ISOs that are not converted may be exercised for 30 days from the date of termination of employment.

•	Retirement at Age 60 or Older – If the participant has at least 15 years of service to BMHC (or any predecessor, subsidiary or affiliate), 50% of any unvested options other than ISOs at the date of retirement will automatically vest and an additional 5% of any unvested options will vest for each year of service beyond 15 years. If the participant has provided 25 years of service, 100% of any unvested options other than ISOs will automatically vest.

•	Termination for Cause – All options held by the participant terminate.

•	Other Reasons – If termination of employment is for any reason other than death, disability, retirement or cause, any option may be exercised (to the extent it was exercisable at the time of termination or on any accelerated basis as determined by the Committee) for 30 days from the date of termination.

Subject to reasonable conditions including continued employment, options granted to participants who are not officers or consultants of BMHC or any subsidiary or affiliate will vest at least 20% each year over five years from the grant date. Options granted to officers or consultants will vest at any time or during any period determined by the Committee.

After receipt of notice of exercise from a participant, the Committee may elect to cash out all or part of the portion of the shares covered by the exercised options by making a payment to the participant in cash or shares equal to the excess of the fair market value of the shares over the exercise price under the option. In connection with a change of control, BMHC has the right to cancel an option and pay the participant in cash or shares or a combination of cash and shares an amount equal to the amount by which the value of the shares in the change of control transaction exceeds the exercise price under the option.

Stock Appreciation Rights. A SAR is the right, denominated in shares, to receive upon exercise, without payment to BMHC, an amount equal to the excess of the fair market value of the common stock on the exercise date over the fair market value of the stock on the grant date. Payment may be made in cash, stock, or a combination of cash and stock. The Committee may grant SARs to participants as either freestanding awards or as awards related to stock options or other Awards (tandem SARs). For SARs related to a stock option or other Award, the terms and conditions of the grant will be substantially the same as the terms and conditions applicable to the related stock option or other Award, and exercise of either the SAR or the stock option or other Award will cause the cancellation of the other, unless otherwise determined by the Committee. The Committee will determine the terms and conditions applicable to awards of freestanding SARs.

Restricted Stock and Restricted Stock Units. Restricted stock is common stock that is transferred or sold by BMHC to a participant and that is subject to a substantial risk of forfeiture and to restrictions on sale or transfer for a period of time. Restricted stock units are Awards denominated in units of shares under which the issuance of shares is subject to conditions. The Committee will determine the amounts, terms, and conditions (including vesting terms, performance criteria (if any), and level of achievement versus the target criteria) of any grant of restricted stock or restricted stock units. Except for restrictions on transfer (and any other restrictions that the Committee may impose), participants will have all the rights of a shareholder with respect to the restricted stock.

Incentive Bonuses. Incentive bonuses are bonus opportunities for participants to become entitled to receive an amount based upon satisfaction of certain specified performance criteria established for a performance period. The Committee establishes the specific performance goals to be achieved and the formula for determining the amount of the incentive bonus based upon the attainment of the performance goals. The Committee may specify the percentage of the target incentive bonus that is intended to be “performance-based compensation” under Section 162(m) of the Code. The performance criteria for any such “performance-based compensation” shall be based on one or more qualifying performance criteria (described under “Qualifying Performance-Based Compensation” below) selected by the Committee. The Committee certifies the extent to which any qualifying performance criteria have been satisfied, and the amount payable as a result, prior to payment of any incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. The Committee also determines the timing and form of payment of any incentive bonus.

Non-Discretionary Stock Grants to Non-Employee Directors. Non-employee directors receive annual grants of common stock with a value of $50,000, immediately after the annual election of directors.

Other Stock-Based Awards. Other stock-based awards are similar to restricted stock, except that the shares of stock are not issued to the participant until after the end of the restriction period and any other applicable conditions are satisfied. Other Stock-Based Awards also may be paid in cash rather than in stock, or in a combination of cash and stock.

Stock Subject to the Incentive Plan

The aggregate number of shares of Common Stock issued and issuable pursuant to all Awards (including all ISOs) granted under the Incentive Plan may not exceed 2,000,000 shares. In addition, in no event may the aggregate number of shares subject to options or SARs granted under the Incentive Plan during any calendar year to any one participant exceed 600,000, nor will the aggregate number of shares granted as Awards other than options or SARs under the Incentive Plan during any calendar year to any one participant exceed 600,000. The maximum amount payable to any participant under the Incentive Plan pursuant to that portion of an incentive bonus granted in any calendar year that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $5,000,000. BMHC cannot determine at this time the benefits or amounts that will be received or allocated to any of our executive officers, directors or other employees.

The aggregate number of shares issued under the Incentive Plan at any time will equal only the number of shares actually issued upon exercise or settlement of an Award. Shares subject to an Award under the Incentive Plan may not again be made available for issuance under the Incentive Plan if the shares are:

•	shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR;
•	shares used to pay the exercise price of an option;

•	shares delivered to or withheld by BMHC to pay the withholding taxes related to an option or SAR; or
•	shares repurchased on the open market with the proceeds of an option exercise.

Shares subject to Awards that have been canceled, expired, forfeited, surrendered, or otherwise not issued under an Award and shares subject to Awards settled in cash shall not count as shares issued under the Incentive Plan. In addition, any Awards granted or shares issued by us in assumption or substitution for awards previously granted or obligated to be granted by a company acquired by or combined with BMHC will not reduce the shares authorized for issuance under the Incentive Plan or authorized for grant to a participant in any calendar year. If a company acquired by BMHC or with which BMHC combines has securities available under a pre-existing plan approved by shareholder(s) or other owners, those securities generally will be available for Awards under the Incentive Plan and will not reduce the shares authorized for issuance under the Incentive Plan.

Qualifying Performance-Based Compensation

The Committee may establish performance criteria and level of achievement versus such criteria that determines the amount of cash or the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award. The criteria may be based on qualifying performance criteria (as described below) or other standards of financial performance and/or personal performance evaluations. In addition, the Committee may specify that an Award or a portion of an Award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. The performance criteria for these Awards (other than options or SARs) will be based on one or more qualifying performance criteria selected by the Committee and specified in writing no later than 90 days after the beginning of each performance period, or in the case of a performance period that is shorter than one year, no later than the date that represents 25% of the number of days in the performance period. The Committee also will establish the specific performance goals to be achieved and the formula to determine the amount of the Award. The Committee has to certify the extent to which any qualifying performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, which amount shall not exceed $5,000,000 in any given year or other applicable performance period.

For purposes of the Incentive Plan, “qualifying performance criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either BMHC as a whole or to a business unit, subsidiary or affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: revenues; net income; gross profit; operating profit; economic profit; net operating profit after taxes (NOPAT); earnings before interest, taxes, depreciation and amortization (EBITDA); earnings before interest and taxes (EBIT); net income, earnings or book value per share (basic or diluted); earnings from continuing operations; operating or profit margin; cash flow, operating cash flow or free cash flow or cash flow return on investment; stock price performance; economic value added; unit volume; return on revenues; return on assets or net assets; return on investment; return on equity; return on capital; net tangible assets or return on net tangible assets; asset quality; change in working capital; total stockholder return; cost targets, reductions or savings, productivity or efficiencies; strategic business criteria including but not limited to market share, geographic expansion, customer or employee satisfaction, human resources management, supervision of litigation, or information technology; achievement of environmental, health and safety goals of BMHC or any subsidiary or affiliate; or any other objective and measurable criteria tied to BMHC’s performance. The qualifying performance criteria may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage or a percentage increase or decrease in the particular criterion, before or after a working capital charge or corporate allocation. To the extent consistent with Section 162(m) of the Code, the Committee may make appropriate adjustments to any evaluation of performance under a qualifying performance criteria to eliminate the effects of certain charges, extraordinary or unusual items or other accounting adjustments, as well as for certain specified events that occur during a performance period, as specified in the Incentive Plan.

Duration of Incentive Plan

The Incentive Plan will become effective when it is approved by the shareholders and will remain available for the grant of Awards until the tenth anniversary of the date of approval.

Administration

The Incentive Plan will be administered by the Committee consisting of two or more independent directors. Subject to the provisions of the Incentive Plan, the Committee is authorized and empowered to do all things necessary or desirable in connection with the administration of the Incentive Plan, including, without limitation:

•	to prescribe, amend and rescind rules and regulations relating to the Incentive Plan;
•	to determine which persons are participants, to which of such participants, if any, Awards shall be granted hereunder and the timing of any such Awards;
•	to grant Awards to participants and determine their terms and conditions, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire;
•	to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;
•	to prescribe and amend the terms of the agreements or other documents evidencing Awards made under the Incentive Plan (which need not be identical);
•	to determine whether and the extent to which adjustments in the number and kind of shares will be made; and
•	to interpret and construe the Incentive Plan, any rules and regulations under the Incentive Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of BMHC.

Adjustments

The number and kind of shares available for issuance under the Incentive Plan and the number and kind of shares subject to the individual limits set forth in the Incentive Plan, will be equitably adjusted by the Committee to reflect any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off, repurchase, share exchange, dividend or distribution of stock, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares outstanding. The terms of any outstanding Award will also be equitably adjusted by the Committee as to price, number or kind of shares subject to such Award and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.

Change of Control.

Unless otherwise provided in an Award agreement, in the event of a change of control of BMHC:

•	all outstanding options and SARs will become fully vested and exercisable;
•	restrictions applicable to any outstanding restricted stock will lapse and the restricted stock will become fully vested and transferable; and
•	restrictions applicable to any outstanding restricted stock unit will lapse and the restricted stock unit will be considered fully earned and payable and will be settled in cash promptly following the change of control.

The acceleration provisions described above are subject to certain restrictions and requirements, including the provisions of Section 409A of the Code and related regulations.

A change of control will be deemed to occur under the Incentive Plan if:

•	40% of our shares are acquired by a third party;
•	the following individuals cease to constitute a majority of directors: members of our board of directors as of May 6, 2008 and any new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment, election or nomination was approved or recommended by 2/3 of the directors then in office who were either directors on May 6, 2008 or whose appointment, election or nomination was previously so approved;
•	BMHC or any subsidiary or affiliate is merged with any other company and BMHC is not the surviving company or BMHC’s shares are converted into cash or stock, but only, in each case, where our shareholders before the merger do not have the same proportionate ownership of the common stock of the surviving corporation after the merger;
•	there is a complete liquidation of BMHC or a disposition of more than 75% of our assets; or
•	there is a disposition of a business unit of BMHC; provided that this provision only will apply to employees of such business unit.

Amendment and Termination

The Board may amend, alter or terminate the Incentive Plan or any document evidencing an Award, but (except with respect to adjustments described above), no such amendment will, without approval of the shareholders:

•	increase the maximum number of shares that may be issued pursuant to all Awards granted under the Incentive Plan, all ISOs granted under the Incentive Plan, or Awards granted under the Incentive Plan during any calendar year to any one participant;
•	reduce the price at which options may be granted below the price provided for in the Incentive Plan;
•	reduce the exercise price of outstanding options;
•	extend the term of the Incentive Plan;
•	change the class of persons eligible to receive Awards under the Incentive Plan; or
•	otherwise amend the Incentive Plan in any manner requiring stockholder approval by law or under NYSE Euronext listing requirements.

No amendment or alteration to the Incentive Plan or an Award will be made which would impair the rights of the holder of an Award, without such holder’s consent, provided that no such consent will be required if the Administrator determines in its sole discretion and prior to the date of any change in control that the amendment or alteration either is required or advisable in order for BMHC, the Incentive Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

No Shareholder Rights or Employment Rights

A participant will have no shareholder rights with respect to common stock subject to his or her outstanding Awards until such common stock is purchased in accordance with the provisions of the Incentive Plan. Nothing in the Incentive Plan confers upon the participant any right to continue in the employ of the Company, to receive an Award, or to receive an Award that is comparable to an Award granted to another participant.

Federal Income Tax Consequences

The following discussion covers some of the United States federal income tax consequences with respect to Awards that may be granted under the Incentive Plan. It is a brief summary only. Participants should refer to the Code for a complete statement of all relevant federal tax consequences or discuss the tax consequences with their tax advisor. This summary does not describe other federal taxes, such as estate or gift taxes, and also does not address any state, local or foreign tax consequences of an Award granted to an individual under the Incentive Plan.

Stock Options. A participant usually does not realize taxable income upon the grant of a NQSO. Upon the exercise of an NQSO, a participant will realize ordinary income equal to the difference between the fair market value of the common stock being purchased and the exercise price. We generally will be entitled to take a federal income tax deduction in the amount of ordinary income recognized by the participant.

If a participant exercises an NQSO and subsequently sells the option shares, any gain or loss recognized upon the sale of stock is treated as capital gain or loss. The participant’s basis in the option shares generally will be the amount paid for the shares plus the amount included in the participant’s ordinary income upon exercise.

In general, a participant granted an ISO has no income tax consequences at the time of grant or exercise (except for purposes of computing liability for alternative minimum tax, if any, at the time of exercise) and we are not entitled to take a deduction. Upon sale of the underlying stock after satisfying applicable holding period requirements (two years from the date of grant and one year from the date of exercise), any amount realized in excess of the exercise price paid will be taxed to the participant as a capital gain. If the holding period is not satisfied, the participant will realize ordinary income equal to the difference between (1) the fair market value of the common stock at the time of exercise or the time of sale, whichever is lower, and (2) the exercise price. We also will be entitled to a deduction in the amount of ordinary income realized by the participant.

Stock Appreciation Rights. The tax treatment of a SAR is similar to the tax treatment of an NQSO. Thus, a participant will realize no income upon the grant of a SAR. Upon the exercise of a SAR, a participant will realize ordinary income equal to the amount of cash and/or the fair market value of the common stock received. We will generally be entitled to take a federal income tax deduction in the amount of ordinary income recognized by the participant.

Restricted Stock. A participant will not recognize any income upon the grant of restricted stock unless he or she elects under Section 83(b) of the Code, within 30 days of receipt, to recognize ordinary income equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, then on the date that the restrictions are removed, the holder generally will not recognize income. If the election is not made, then on the date that the restrictions are removed, the holder generally recognizes ordinary income equal to the fair market value of the restricted stock on that date. At the time the holder recognizes ordinary income, BMHC generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize a capital gain or loss in an amount equal to the difference between the amount realized on the sale or other disposition and the holder’s basis in the shares. The holder’s basis will generally equal the fair market value of the shares at the time the restrictions were removed or, in the case of a Section 83(b) election, the fair market value of the shares on the date of grant.

Other. The tax treatment of other types of awards will depend on whether property (such as shares) or a mere right to receive payment (such as units) is transferred pursuant to such awards, and whether or not the awards are restricted.

Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the Incentive Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will, in certain circumstances, result in the recognition of income with respect to such shares and may constitute a disposition for purposes of applying the ISO holding period.

We generally will be required to withhold any required taxes in connection with the exercise or payment of an award, grant or vesting, and may require the participant to pay such taxes or otherwise make arrangements for the payment of such taxes as a condition to exercise, payment or vesting of an award.

The terms of the agreements or other documents pursuant to which specific awards are made under the Incentive Plan may provide for accelerated vesting or payment of an award in connection with a change in control. In that event and depending upon the individual circumstances of the participant, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a participant will be subject to a nondeductible 20% excise tax on any “excess parachute payments,” and we will be denied any deduction with respect to such payments.

Vote Required

Approval of the Incentive Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on Proposal 2, although they will have the effect of negative votes since they are counted as present for purposes of determining whether a quorum is present.

	Number of Securities to be	Weighted Average	Number of Securities
	Issued Upon Exercise of	Exercise Price of	Remaining Available for
	Outstanding Options,	Outstanding Options,	Future Issuance Under
	Warrants and Rights	Warrants and Rights	Equity Compensation Plans
Equity compensation plans approved by security holders	3,389	$13	60
Equity compensation plans not approved by security holders	—	—	—
Total	3,389	$13	60

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

In February 2008, our Board adopted the Amended and Restated Employee Stock Purchase Plan (the “Employee Plan”) and is unanimously recommending that shareholders approve the Employee Plan. If approved, the Employee Plan, originally effective October 1, 2000, will be amended and restated as of May 6, 2008 (the “Recommencement Date”), and BMHC will file a registration statement on Form S-8 to register the shares of common stock covered by the Employee Plan.

The Employee Plan is intended to:

•	attract, retain, and motivate employees;
•	align the interests of our employees with the interest of the our shareholders by creating an additional incentive to contribute to the prosperity of the company;
•	increase employees’ level of knowledge and interest in BMHC; and
•	facilitate and encourage ownership of BMHC’s common stock.

BMHC’s Employee Stock Purchase Plan, adopted in 2000, has been in suspension since August, 2007, following a depletion of common stock available to be issued under the plan. If this Employee Plan is approved, the number of shares of common stock authorized for issuance shall be 2,000,000. Since approximately 400,000 shares have already been issued, 1,600,000 shares remain available and these shares represent approximately 5.6% of our outstanding stock. The Employee Plan will permit qualifying employees to purchase common stock at a discount to its fair market value. The discount will be 5% initially, but the Employee Plan provides that the discount could be up to 15% of fair market value.

The following summary of the Employee Plan is qualified in its entirety by reference to the complete text of the Employee Plan, which is set forth as Appendix 2 to this Proxy Statement.

General Information

The Employee Plan provides our employees with the opportunity to have a percentage of their paycheck deducted each month and for the funds to be used to purchase BMHC common stock at up to a 15% discount to the market value on the last day of the Purchase Period (as defined below). The committee of our Board that will administer the Employee Plan (the “Committee”) may require that the stock be held for a period of up to one year after purchase. The Employee Plan is open to employees of BMHC and any of our designated subsidiaries, as defined in the Employee Plan.

Administration

The Employee Plan is administered by a committee consisting of at least two persons who will serve for such period of time as our Board may specify and whom our Board may remove at any time (the “Committee”). Subject to the provisions of the Employee Plan, the Committee is authorized and empowered to do all things necessary or desirable in connection with the administration of the Employee Plan, including, without limitation:

•	the day-to-day administration of the plan;
•	the interpretation of the plan;
•	taking all action in connection with administration of the plan as it deems necessary, advisable and consistent with the delegation from our Board; and
•	additional duties, responsibilities and authority as delegated by our Board to the Committee.

Eligible Participants

Any employee employed on a full-time or part-time basis, who works twenty (20) hours or more per week on a regular basis for BMHC or for any of our designated subsidiaries on the first trading date of a purchase period (the “entry date”) is eligible to participate in the Employee Plan. As of the record date, there are approximately 11,000 employees qualified to participate in the Employee Plan. Our Board may impose restrictions on eligibility and participation of employees who are officers and directors to facilitate compliance with federal or state securities laws.

Participants in the Employee Plan must complete and submit a payroll deduction authorization and enrollment form prior to an applicable entry date for a purchase period.

Purchase Periods

The Employee Plan’s purchase periods shall run consecutively after the termination of the preceding purchase period, and generally will be three (3) months in duration. The first purchase period following the Recommencement Date will begin on May 6, 2008 and end on July 31, 2008. Subsequent purchase periods will start on each August 1, November 1, February 1, and May 1 and end 3 months later (October 31, January 31, April 30, and July 31, respectively). Purchase periods begin with the entry date, and for new participants, the first trading day of their first purchase period. Stock will be purchased on the last trading day of each purchase period (a “purchase date”).

Subject to the provisions of the Employee Plan, the Committee, in its sole and absolute discretion, determines all of the terms and conditions of each purchase period under the Employee Plan. The Committee has the authority to change the duration of the purchase periods without shareholder approval, including the commencement dates with respect to future offerings, so long as the change is announced at least five (5) days prior to the beginning of the first purchase period to be affected.

Payroll Deductions, Adjustments, Withdrawals, and Terminations

Eligible employees may authorize payroll deductions at the rate of whole percentages up to 10% of their compensation. All employee payroll deductions are held by BMHC without interest. Employees may not make additional payments to their payroll deductions. Employees may adjust the rate of their contributions through payroll deductions at anytime during a purchase period by filing a new payroll deduction and enrollment form. The Committee may impose a waiting period of up to 30 days before such change may be effective. No employee may purchase more than $25,000 of the fair market value of BMHC’s Common Stock in any calendar year. The Committee may reduce a participating employee’s payroll reductions to 0% at any time during a purchase period, but payroll deductions shall re-commence at the rate provided in such participant’s enrollment form at the beginning of the first purchase period which is scheduled to end in the following calendar year.

A participating employee may withdraw from the Employee Plan during a purchase period by completing a new payroll deduction and enrollment form and filing it with BMHC at least 5 business day prior to a purchase date. Upon withdrawal from the Employee Plan, an employee’s accumulated payroll deductions will be refunded without interest.

Upon termination of employment with BMHC or any of our designated subsidiaries an employee’s participation in the Employee Plan terminates and all payroll deductions for an employee will be credited to the employee or, in the case of death, to the employee’s heirs or estate.

Stock Purchase Price

The purchase price for shares of common stock purchased under the Employee Plan shall be 95% of the fair market value of the shares on the entry date or on the purchase date, whichever is lower; provided however, that the purchase price may be adjusted by the Committee with respect to any future purchase period, but not below 85% of the fair market value of the common stock at the time of the entry date or the purchase date, whichever is lower. If shares are purchased for the Employee Plan by BMHC on the open market, we will fund the amount of the discount and any transaction fees.

Purchase of Stock, Payment and Delivery

At the end of a purchase period, a participating employee’s right to purchase shares of BMHC’s common stock will be automatically exercised for the purchase of that number of shares of common stock that may be purchased from the employee’s accumulated payroll deductions at the purchase price. The participating employee will be responsible for payment of any individual tax liabilities, and for tax purposes, the common stock purchased under the Employee Plan shall be considered to be sold to the participants on the purchase date.

After the end of each fiscal quarter, we will prepare and deliver to the participating employee a record of the common stock purchased and the balance of any remaining payroll deductions in the employee’s account that were not used to purchase our common stock. The employee will be advised of the applicable holding period for the shares purchased.

Initially BMHC intends to allocate authorized but unissued shares of common stock for purchases under the Employee Plan rather than purchasing the shares on the open market. In that case, the Employee Plan will have a dilutive effect on BMHC’s existing shareholders. However, at the election of our Board or the Committee, shares of common stock to be issued under the Employee Plan may be purchased in the open market, thereby resulting in no dilution to BMHC’s shareholders with respect to the number of shares outstanding. The purchase of shares, will not increase the number of shares that are subject to the Employee Plan, which shall remain fixed at 2,000,000 shares of BMHC common stock.

Definition of Fair Market Value

For purposes of the Employee Plan, “fair market value” of the common stock means the closing sales price for the common stock, or the closing bid price if no sales were reported, as quoted on the NYSE on the date of determination if that date is a trading day, or if the date of determination is not a trading day, the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

Maximum Shares and Duration of Employee Plan

The maximum number of shares of our common stock that may be purchased under the Employee Plan is 2,000,000, including the 395,233 shares already issued under the plan since its original adoption in 2000. Therefore, 1,604,767 shares are available for future issuance. The Employee Plan will continue until terminated or suspended by our Board.

Merger, Liquidation, or Other Corporate Transactions

In the event of the proposed liquidation or dissolution of BMHC, sale of all or substantially all of our assets, or the merger or consolidation of BMHC with or into another corporation, the purchase period under the Employee Plan terminates immediately prior to the consummation of such proposed transaction. All outstanding rights to purchase stock under the Employee Plan would be terminated automatically and all outstanding payroll deductions would be refunded to the participating employees without interest.

Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to the purchase of shares under the Employee Plan, based on federal income tax laws in effect on the date hereof. The following discussion does not address any estate, inheritance, employment, state or local tax laws, or the tax laws of countries other than the United States. Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of purchasing and disposing of shares of common stock will vary depending upon the specific facts and circumstances involved.

In general, for federal income tax purposes, a participant will not recognize taxable income during the purchase period by reason of participating in the Employee Plan. However, funds deducted from a participant’s compensation in order to acquire stock pursuant to the Employee Plan are included in the participant’s income for federal income tax purposes, and will be subject to applicable withholding and reporting requirements.

If a participant sells common stock acquired pursuant to the Employee Plan within 2 years after the first day of the purchase period applicable to that common stock, the participant will recognize ordinary income in the year of the disposition equal to the excess of the fair market value of that common stock on the last day of that purchase period over the amount paid by the participant under the Employee Plan for the common stock sold. Such ordinary income will be added to the amount paid by the Participant for the common stock in order to arrive at the participant’s adjusted basis in the common stock sold.

If the participant disposes of the common stock acquired pursuant to the Employee Plan more than two years after the first day of the purchase period applicable to that common stock, or if the participant dies holding common stock acquired pursuant to the Employee Plan, the participant will recognize ordinary income at the time of the disposition or death equal to the lesser of:

•	the fair market value of such common stock at the time of the disposition or death over the amount paid by the participant under the Employee Plan for the common stock; or

•	the applicable discount to the fair market value of the common stock on the last day of the applicable purchase period to that common stock.

Such ordinary income amount will be added to the amount paid by the Participant for the common stock in order to arrive at the participant’s adjusted basis in the common stock for purposes of determining gain or loss upon a sale of that stock. Any additional gain or loss on the sale of common stock held for more than two years will be long-term capital gain or loss.

Generally, BMHC will be required to report any ordinary income recognized by an employee in connection with the purchase or disposition of shares of common stock acquired pursuant to the Employee Plan to the relevant tax authorities.

Vote Required

Approval of the Employee Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on Proposal 3, although they will have the effect of negative votes since they are counted as present for purposes of determining whether a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ADOPTION OF
THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE
PLAN.

Proposal 4

Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008, and has further directed that management submit the selection of Independent Registered Public Accounting Firm for ratification by shareholders at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

Shareholder ratification of the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares represented at the meeting will be required to ratify the selection of KPMG LLP. As a result, all shares represented at the meeting but not voted and all shares voted to abstain have the effect of negative votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

Corporate Governance

General
BMHC has long believed that good corporate governance is critical to ensuring that the Company is managed for the benefit of its shareholders. BMHC, through its Nominating and Corporate Governance Committee, benchmarks its corporate governance policies and practices to those suggested by various authorities and to the practices of other companies. The Company also monitors its compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission and the listing standards of NYSE.

During 2007, the following actions were taken:

•	The Board analyzed the independence of each board member.
•	Each Committee reviewed its charter and in all cases amended the charter.
•	Each Committee reviewed its activities compared to its charter to ensure that all assigned matters were acted upon.

During the fiscal year ended December 31, 2007, the Board of Directors met ten times. All directors attended the annual meeting and at least 75% of all Board meetings and the meetings of committees on which they served during the year. The Corporate Governance Guidelines encourage all directors to attend the annual meeting.

BMHC has a presiding director who presides over each executive committee session. At each annual meeting, this presiding director may rotate between the committee chairs. Peter S. O’Neill is currently the presiding director and will be re-elected following the annual meeting. All independent directors meet in executive session during each quarterly meeting.

Interested parties may contact the presiding director by mail at:

BMHC
Board of Directors, Presiding Director
Four Embarcadero Center, Suite 3200
San Francisco, CA 94111

Director Independence
In accordance with SEC rules and NYSE listing standards, the Board determines the independence of each director and nominee for election as a director. At its meeting held on February 19, 2008, the Board determined that each of the following non-employee directors is independent:

• Sara L. Beckman	• R. Scott Morrison, Jr.
• Eric S. Belsky	• Peter S. O’Neill
• James K. Jennings, Jr.	• Richard G. Reiten
• Norman J. Metcalfe	• Norman R. Walker
• David M. Moffett

The Board considered the following transactions, relationships or arrangements in determining the independence of the directors:

•	As described in the section “Certain Relationships and Related Party Transactions” including employment of Richard G. Reiten’s son by BMC West.
•	A charitable contribution made by BMHC to an organization of which Mr. Belsky is the executive director.
•	R. Scott Morrison, Jr.’s son is employed by BMC West in a non-executive role.

Robert E. Mellor, the President and Chief Executive Officer of the Company, is not an independent director.

Committees of the Board of Directors
The Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating and Corporate Governance Committee. All committees are composed entirely of independent directors under NYSE listing standards. Each committee charter is available on the Company’s website at www.bmhc.com under Investor Information/Corporate Governance and printed copies are available to any shareholder upon request.

Audit Committee

Number of Members: 4	Functions:
• Oversee the Company’s public financial reporting process and other financial information.
Members: James K. Jennings, Jr., Chair Sara L. Beckman Norman J. Metcalfe Norman R. Walker	• Select and monitor the performance of the Company’s Independent Registered Public Accounting Firm. • Additional functions as described in the Audit Committee Charter (See Appendix 3).

Number of Meetings in 2007: 11	The Board has designated Mr. Jennings as the financial expert for the Audit Committee.

Compensation Committee

Number of Members: 4	Functions:
• Review and establish compensation for executives and key employees of the Company.
Members: R. Scott Morrison, Jr., Chair Sara L. Beckman David M. Moffett Peter S. O’Neill	• Additional function as described in the Compensation Committee Charter (See Appendix 4).

Number of Meetings in 2007: 7

Finance Committee

Number of Members: 5	Functions:
• Review and recommend capital and operating plans of company to Board.
Members: Richard G. Reiten, Chair Eric S. Belsky James K. Jennings, Jr. Norman J. Metcalfe David M. Moffett
  •     Review capital structure, financing agreements, dividend policy and make recommendation to Board.
  •     Review investor relations programs.
  •     Additional functions as described in the Finance Committee Charter (See Appendix 5).

Number of Meetings in 2007: 7

Nominating and Corporate Governance Committee

Number of Members: 4	Functions:
• Identify, screen and recommend qualified candidates to serve as directors of the Company.
Members: Peter S. O’Neill, Chair Eric S. Belsky R. Scott Morrison, Jr. Norman R. Walker	• Administer the corporate governance policies of the Company. • Additional functions as described in the Nominating and Corporate Governance Committee Charter (See Appendix 6).
Number of Meetings in 2007: 5

Corporate Governance Guidelines
The Board adopted and follows Guidelines on Corporate Governance. These Guidelines are available on the Company’s website at www.bmhc.com under Investor Information/Corporate Governance and printed copies are available to any shareholder upon request.

The Guidelines, in part, provide as follows:

•	All Directors stand for election each year.
•	All members of the Audit, Compensation, Finance and Nominating and Corporate Governance Committees are independent directors.
•	The Board and its committees have developed a process for annual self-assessment and have conducted assessments.
•	The Board conducts a formal evaluation of the Chief Executive Officer in executive session.
•	The Board confers with the Chief Executive Officer regarding succession planning and management development.
•	Independent directors meet in executive session on a regular basis.

The Audit Committee meets in executive session with Internal Auditor, External Accountants, General Counsel and Chief Financial Officer. All committees conduct self-evaluations each year.

Code of Ethics
We have three separate Codes of Conduct:

•	Code of Business Conduct and Ethics for members of the Board of Directors.
•	Code of Ethics for Executive Officers including the Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Financial Directors and Controllers.
•	Code of Business Conduct for all employees.

Each of the Codes requires covered persons to act with honesty and integrity, avoiding actual or apparent conflicts of interest and, among other things, that covered employees take all steps necessary to provide reasonable assurance that the financial and other information provided to shareholders and others is accurate, complete and understandable. Each Code can be found on the Company’s website under Investor Information/Corporate Governance and a printed copy is available to any shareholder upon request.

Security Ownership of Certain Beneficial Owners and Management

The following table displays ownership of our common shares by beneficial owners, named executive officers and directors. Beneficial shareholders are those owning more than 5% of our common shares as determined by information provided to us and reported to the Security and Exchange Commission. The percentage of share ownership is based on 29,381,760 shares outstanding as of March 10, 2008. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in the table has sole voting and investment power.

Beneficial Ownership Table

		As a
		Percent of
		Shares
Beneficial Owners:	Shares	Outstanding

Daniel T. Shelley Trust(1)	2,067,939	7.0%
P.O. Box 230985 Encinitas, CA 92023

aAd Capital LLC(2)	2,000,000	6.8%
420 Stevens Avenue, Ste 210 Solana Beach, CA 92075

T. Rowe Price Associates, Inc.(3)	1,842,300	6.3%
100 E. Pratt Street Baltimore, MD 21202

Chapman Capital L.L.C.(4)	1,786,153	6.1%
1007 N. Sepulveda Blvd., #129 Manhattan Beach, CA 90267

Schneider Capital Management Corporation(5)	1,666,650	5.7%
460 E. Swedesford Rd., Ste 2000
Wayne, PA 19087

Barclays Global Investors, NA(6)	1,603,304	5.5%
45 Fremont Street
San Francisco, CA 94105

Officers: (7),(8),(9)

Robert E. Mellor – Chairman of the Board and Chief Executive Officer	1,428,073	4.9%

William M. Smartt – Senior Vice President, Chief Financial Officer	78,667	*

Stanley M. Wilson – President and Chief Operating Officer	229,544	*

		As a
		Percent of
		Shares
Officers:	Shares	Outstanding

Michael D. Mahre – Senior Vice President	239,468	*

Paul S. Street – Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	256,280	*
Directors:

Sara L. Beckman	22,494	*

Eric S. Belsky	4,699	*

James K. Jennings, Jr.	20,100	*

Norman J. Metcalfe	10,699	*

David M. Moffett	4,500	*

R. Scott Morrison, Jr.	39,700	*

Peter S. O’Neill	45,845	*

Richard G. Reiten	42,643	*

Norman R. Walker	3,104	*

All directors and named executive officers as a group (14 persons):	2,425,816	8.3%

*	Represents holdings of less than 1%.

(1)	Based on shares listed on the Non-Objecting Beneficial Ownership report dated March 10, 2008.

(2)	Based on the Schedule 13G filed by aAd Capital LLC with the SEC on February 8, 2008. Includes sole dispositive power over 2,000,000 shares and sole voting power over 2,000,000 shares.

(3)	Based on the Schedule 13G filed by T. Rowe Price Associates, Inc. (“Price Associates”) with the SEC on February 13, 2008. Includes sole dispositive power over 1,842,300 shares and sole voting power over 764,500 shares. Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)	The information provided with respect to the holdings of Chapman Capital L.L.C. is based upon a Schedule 13G/A filed with the SEC on March 11, 2008, with respect to transactions as of March 7, 2008. As of such date, (a) Chap-Cap Activist Partners Master Fund, Ltd. beneficially owned 1,178,851 shares, over which it had shared voting power and sole dispositive power; (b) Chap-Cap Partners II Master Fund, Ltd. beneficially owned 607,302 shares, over which it had shared voting power and sole dispositive power; (c) Chapman Capital L.L.C. beneficially owned 1,786,153 shares, over which it had shared voting power and shared dispositive power; and (d) Robert L. Chapman, Jr. beneficially owned 1,786,153 shares, over which it had shared voting power and shared dispositive power. Chapman Capital L.L.C. is the investment manager of the funds referenced above. On March 20, 2008, Chap-Cap Activist Partners Master Fund, Ltd., Chap-Cap Partners II Master Fund, Ltd., Chapman Capital L.L.C. and Robert L. Chapman, Jr. filed a Schedule 13G/A reflecting transactions as of March 18, 2008 and reporting beneficial ownership of 964,658 shares (3.3%), 469,102 shares (1.6%), 1,433,760 shares (4.9%) and 1,433,760 shares (4.9%), respectively, by such entities.

(5)	Based on the Schedule 13G filed by Schneider Capital Management Corporation with the SEC on February 13, 2008. Includes sole dispositive power over 1,666,650 shares and sole voting power over 902,750 shares.

(6)	Based on the Schedule 13G filed by Barclays Global Investors NA with the SEC on February 05, 2008. Includes sole dispositive power over 1,603,304 shares and sole voting power over 1,230,802 shares.

(7)	Includes the following shares purchased through BMHC’s 401(k) Plan and held indirectly during 2007: Mr. Mellor, 906; Mr. Smartt, 0; Mr. Wilson, 2,023; Mr. Mahre, 0 and Mr. Street, 261.

(8)	Includes the following shares that certain BMHC directors and named executive officers have the right to acquire within 60 days after the date of this table pursuant to outstanding options: Mr. Mellor, 1,116,667; Mr. Smartt, 58,667; Mr. Wilson, 182,229; Mr. Mahre, 183,417 and Mr. Street, 163,417. All directors and executive officers as a group have the right to acquire 1,704,397 shares within 60 days after the date of this table pursuant to outstanding options.

(9)	Includes the following restricted shares: Mr. Mellor, 87,000; Mr. Smartt, 6,000; Mr. Wilson, 11,000; Mr. Mahre, 24,100 and Mr. Street, 11,000.

Compensation Discussion and Analysis

Building Materials Holding Corporation is a holding company with two separately managed operating segments: BMC West and SelectBuild. Our Compensation Committee of the Board of Directors oversees the compensation plans of the holding company and both operating segments.

Our Compensation Committee is composed of four independent directors and is charged by the Board with overseeing our compensation philosophy. The Committee recommends the annual and incentive compensation plans and programs for key employees, including our named executive officers: chief executive officer, chief financial officer and most highly compensated executives (executives) to our Board of Directors for approval.

Compensation Philosophy
We have designed our compensation programs to attract, retain and reward the executives responsible for the achievement of our business objectives. Our executive compensation philosophy is to reward achievement of specific annual and long-term goals that align with improving shareholder value.

The primary tools for measuring the achievement of business goals for annual and medium term incentive compensation are the two performance factors of profitability and efficient use of capital. Accordingly, the portion of incentive-based compensation actually received by executives will vary depending upon the underlying financial performance factors.

Our incentive-based compensation plans are based on our overall operating results or the financial results of our operating segments. These plans performed consistent with their objective of being aligned with financial results. For example, incentive-based compensation pools derived from 2007 operating results were:

•	none for BMHC and SelectBuild participants due to the significant impairments of intangibles and goodwill in the fourth quarter of 2007 whereas
•	approximately $2.9 million for BMC West participants due to the segment’s operating results.

The Committee is seeking to standardize incentive-based compensation plans for our overall as well as segment operations. Further, this period of uncertainty for the housing industry brings unique challenges to provide participants with adequate incentive compensation for their dedication and work on our strategic goals. Despite the uncertainty of the housing industry, our strategic goals continue to be improving profitability as well as liquidity. We expect our primary tools for measuring the achievement of our business goals and related incentive compensation for 2008 will be:

•	profitability and liquidity (cash flow),
•	efficient use of capital and
•	strategic goals related to consolidation of administrative functions.

The Committee intends to restructure compensation for Directors subject to our shareholders’ approval of the 2008 Stock Incentive Plan.

Compensation for our executives include the following components:

•	base salary,
•	incentive compensation,
•	equity incentive compensation and
•	retirement and other benefits.

Our policy is to provide compensation that is competitive with our peers for comparable work and performance. The Committee retained a compensation consultant, Mercer, Human Resource Consulting, to assist, among other things, in establishing annual compensation levels for our executives. The compensation consultant assists the Committee in identifying a peer group that is used to benchmark compensation components and levels. The consultant provides an analysis of a peer group’s base salaries and total direct compensation compared to compensation of our executives. The consultant’s review also includes an analysis of relative financial performance of the group of companies compared to our financial performance.

The peer group is reviewed and updated annually and consists of companies we compete with for talent and shareholder investment. The peer group index is composed of companies that reflect building products, homebuilding and construction services as follows:

• Avatar Holdings Inc. • Beazer Homes USA Inc. • Brookfield Homes Corp. • Builders FirstSource Inc.	• Lennar Corp. • Masco Corp. • Meritage Homes Corp. • MDC Holdings Inc.	• Simpson Manufacturing Co. Inc. • Standard Pacific Corp. • Toll Brothers Inc. • Universal Forest Products, Inc.
• D.R. Horton Inc. • KB Home	• NVR Inc. • Ryland Group Inc.	• USG Corp.

We compete with many large companies for top-level talent and require skills specific to our building products and construction service businesses. Accordingly, the Committee generally sets salary and incentive compensation for executives and key employees at the 50th to 75th percentile of compensation paid to similar executives comprising the peer group. Variations may occur as a result of an individual’s experience and other market factors.

With base salary set at the 50th to 75th percentile, executives and key employees are motivated to improve the incentive-based component of their compensation by improving financial performance and shareholder value. As incentive-based compensation varies according to the underlying financial performance factors, executives and key employees may receive no incentive compensation as a result of underperformance. For example, due to the significant impairments in the fourth quarter of 2007, three of our five named executive officers received no incentive compensation resulting in only their base salary at the 50th to 75th percentile.

The Committee reviews comprehensive tally sheets for executives and key employees that detail all components of compensation and retirement throughout performance cycles. Tally sheets summarize all components of compensation, including past and present equity grants and potential retirement and change-in-control benefits in addition to base salary and incentive compensation. Tally sheets allow the Committee to benchmark all components of compensation in light of the overall philosophy.

Our Chief Executive Officer reviews the annual performance of each executive officer. The performance of our Chief Executive Officer is reviewed by the Committee. The conclusions and recommendations based on these performance reviews, including salary adjustments and annual awards, are presented to the Committee. The Committee may exercise its discretion in modifying any recommended adjustments or awards to executives. Furthermore, the Committee consults with the Executive Committee of the Board of Directors regarding the compensation decisions for our executives.

Our named executive officers (executives) are:

•	Robert E. Mellor – Chief Executive Officer
•	William M. Smartt – Senior Vice President and Chief Financial Officer
•	Stanley M. Wilson – President and Chief Operating Officer
•	Michael D. Mahre – Senior Vice President

• Paul S. Street –	Senior Vice President and Chief Administrative Officer, General Counsel and Corporate Secretary

Components of Compensation
Annual compensation for our executives consists of three principal elements: base salary, incentive compensation and equity compensation. We also provide a variety of other benefits, including deferred compensation opportunities of defined contribution (401(k)) and deferred compensation, supplemental retirement and change-in-control benefits as well as medical, dental and vision insurance, various other insurances and employee share purchase programs.

Base Salary
Base salaries are designed so that salary opportunities will be at the 50th to 75th percentile of the base salary range. Our review of base salaries for executives includes:

•	peer group data provided by our compensation consultants,
•	industry surveys,
•	3 year review of compensation, both individually and relative to our other executives and
•	performance of the executive.

Base salary ranges are reviewed in the first quarter of each year as well as upon changes in responsibility.

Incentive Compensation
Our incentive plans are designed to incorporate accountability, reflect performance factors that create shareholder value and maintain continuity of key employees, including our executives. Accordingly, these plans range from annual (short-term) to 3 years (medium-term). Target award opportunities are limited to:

•	overall or segment financial performance for the annual incentive and
•	0% to 160% of base salary for the medium term incentive compensation.

Incentive compensation will vary depending upon the actual underlying financial performance factors. As incentive-based compensation varies according to the underlying financial performance factors, executives and key employees may receive no incentive compensation as a result of underperformance.

In the first quarter of the year, the Committee considers our cash incentive programs and the eligible employees. The Committee establishes minimum, target and in some cases, maximum levels for each performance factor of the incentive programs in light of business conditions and our strategic goals. In general, incentive compensation emphasizes reasonable growth through profitability and efficient use of capital. Capital invested is adjusted for operating leases in order to match the profitability and capital at work. At the time performance factors are established, the Committee sets thresholds it believes are a reasonable challenge and achievable.

After a comprehensive review of the annual and medium term incentive components, the annual and medium term incentive plans were combined for 2007. Specifically, the medium term incentive plans for BMHC and SelectBuild participants were eliminated and replaced with an annual incentive plan that contains an annual payout as well as a medium term (deferred) feature tied to common share value over the three following years. The annual and medium term incentive plans for BMC West participants were retained.

To motivate as well as recognize high-performance, the following cash incentive programs were developed:

•	Annual Incentive
Annual incentive compensation is a cash-based, pay-for-performance plan for executives and key employees. The incentive plan for executives and key employees with holding company responsibility is based on performance factors for the holding company as a whole to promote operating synergies among the operating segments and administrative functions. Incentive plans for our operating segments are based on performance factors for the particular segment.

The 2007 plans provided for payments to be made in the form of cash and an award of management performance units. Depending on responsibility, the portion paid in cash ranged from 67% to 100% whereas the portion awarded in management performance units ranged from 33% to 0%. Cash payments are made in two installments:

■	August, based on 75% of actual performance factors through June and

■	in the first quarter of the following year, based on actual performance factors through the end of the year.

Management performance units were to be deferred for a three-year period and converted to a value based on common share price. Management performance units marked to the value of our common shares further aligned the financial performance component of incentive compensation with shareholder value. Similarly, the three-year deferral feature fosters retention of key employees. One-third of the management performance units were to be paid in the first quarter for the following three years.

Interim cash payments are not made to our executives and certain key employees to ensure performance and continuity throughout the plan cycle. The portion paid in cash is made to our executives and certain key employees in the first quarter of the following year.

Cash payments may be deferred to deferred compensation plans for eligible employees. Participants must be active employees as of the end of June and December to receive an annual incentive award, except in the case of death, disability, retirement after age 55 with 10 years of service or change in control.

Our annual incentive plans are as follows:

■	2007 Annual Incentive Plans
The 2007 annual incentive compensation formula for executives and key employees, including Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre and Mr. Street, is based on overall performance. The formula has the following components:

The incentive plan for executives and key employees with holding company responsibility is based on performance factors for the holding company as a whole to promote operating synergies amongst the operating segments and administrative functions. Incentive plans for our operating segments are based on performance factors for the particular segment.

For 2007, the consolidated performance factors for executive and key employees with holding company responsibilities were as follows:

✓	5% of Net Operating Profit After Tax and
✓	7.5% of Economic Profit.

For 2007, the segment performance factors for executives and key employees with BMC West or SelectBuild responsibilities were as follows:

✓	2.15% (BMC West) or 2.05% (SelectBuild) of Net Operating Profit After Tax and

✓	6.45 (BMC West) or 6.15% (SelectBuild) of Economic Profit.

Performance factors determine a pool of funds to be allocated to employees based on predetermined formulas. The pool of funds was not capped. 2007 was the initial year for this plan for BMHC and BMC West participants whereas this plan has been in place for 3 years for SelectBuild participants.

No annual incentive compensation pools was derived for BMHC participants, including Mr. Mellor, Mr. Smartt and Mr. Street, due to the significant impairments of intangibles and goodwill in the fourth quarter of 2007. However, Mr. Smartt’s employment agreement provides for guaranteed incentive compensation based on the higher of the current annual incentive plan or the three preceding annual incentive plans.

For BMC West participants, $2.9 million was determined as a pool of funds and then allocated to employees based on pre-determined formulas. Target award opportunities were limited to the segment’s financial performance for the annual incentive component and 0% to 160% of base salary for the medium term component. 26% of the annual incentive pool or 174% of base salary was paid to Mr. Wilson.

This plan has been in place for 3 years at SelectBuild. Due to the significant impairments of intangibles and goodwill, no annual incentive compensation pools was derived for SelectBuild participants, including Mr. Mahre. Over the past 3 years, an average of $6.4 million has been determined as a pool of funds which is then allocated to employees based on pre-determined formulas. Target award opportunities were limited to the segment’s financial performance for the annual incentive component and 0% to 150% of base salary for the medium term component. Over the past 3 years, an average of 13% of the annual incentive pool or an average of 225% of base salary was paid to Mr. Mahre.

■	BMHC Prior Annual Incentive Plan
For 2006 and prior years, the annual incentive compensation formula for executives and key managers with holding company responsibility, including Mr. Mellor, Mr. Smartt and Mr. Street, had the following components:

For 2006, the performance factors had the following weighting:

✓	70% for EBITDA and
✓	30% for RONI.

Minimum thresholds for EBITDA and RONI performance factors were established and no amount was paid for a performance factor if the minimum threshold was not met. The performance factors were not capped, however potential payout increases at a lesser rate if target is exceeded.

Over the 5 years prior to 2007, our overall financial performance has been in excess of the target 2 times. Target award opportunities over the past 5 years have ranged from 0% to 200% of base salary. Over the past 5 years, an average of 38% of the annual incentive pool or an average of 118% of base salary was paid to Mr. Mellor, Mr. Smartt and Mr. Street.

■	BMC West Prior Annual Incentive Plan
For 2006 and prior years, the annual incentive compensation formula for key employees of BMC West, including Mr. Wilson, was based on BMC West as well as specific business unit operating performance. The formula has the following components:

For 2006, the performance factors had the following weighting:

✓	33% for BMHC EBITDA,
✓	33% for BMC West EBITA and
✓	33% for BMC West RONI.

Minimum thresholds for EBITDA, EBITA and RONI performance factors were established and no amount was paid for a performance factor if the minimum threshold was not met. The performance factors were not capped, however potential payout increases at a lesser rate if target is exceeded.

Over the 5 years prior to 2007, BMC West’s financial performance has been in excess of the target 2 times. Target award opportunities for those 5 years ranged from 0% to 169% of base salary. Over those 5 years, an average of 17% of the annual incentive pool or an average of 131% of base salary was paid to Mr. Wilson.

■	Discretionary
Discretionary pools of funds are also provided for in the annual incentive compensation plans and may be awarded by the executives of BMHC, BMC West and SelectBuild with the approval of the Committee. Additionally, the Committee may award our executives this discretionary compensation as circumstances and performance may warrant.

No annual incentive compensation pools were derived for BMHC and SelectBuild participants, including Mr. Mellor, Mr. Smartt, Mr. Mahre and Mr. Street, due to the significant impairments of intangibles and goodwill in the fourth quarter of 2007. For purposes of retention, the Committee made discretionary incentive payments to certain key employees. Discretionary bonuses were not paid to Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre or Mr. Street.

Discretionary pools of funds over the past 5 years have been $0.4 million to $3.0 million. Over the past 5 years, an average of 29% of the discretionary pool or an average of 24% of base salary was paid to Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre and Mr. Street.

•	Medium Term Incentives
Our medium term incentive plans were a cash-based, pay-for-performance, multi-year incentive plan that was implemented in January 2001 and applies to executives and key employees. This plan, referred to as LTIP, was intended to encourage continuous improvement in multi-year financial performance.

After a comprehensive review of the annual and medium term incentive components, the annual and medium term incentive plans were combined for 2007. Specifically, the medium term incentive plan for BMHC and SelectBuild participants was eliminated and replaced with the annual incentive plan that contains an annual payout as well as a medium term (deferred) feature tied to common share value over the three following years. The following remaining cycles are in effect for BMHC and SelectBuild participants:

■	second three-year cycle started January 2006 and will conclude December 2008 and

■	first three-year cycle started January 2005 and concluded December 2007.

The medium term incentive plan was retained for BMC West participants. The following cycles are in effect for BMC West participants:

■	third three-year cycle started January 2007 and will conclude December 2009,

■	second three-year cycle started January 2006 and will conclude December 2008 and

■	first three-year cycle started January 2005 and concluded December 2007.

Participation in these medium incentive plans was limited to executives and key employees (approximately 200 participants, including our named executive officers). The incentive plan for executives and key employees with holding company responsibility was based on performance factors for the holding company as a whole. Incentive plans for our operating segments were based on performance factors for the particular segment.

Participants must be active employees through the end of the respective cycle and the first quarter payout date to receive a medium term incentive plan payment, except in the case of death, disability, retirement after age 55 with 5 years of service or change in control. Cash payments are made in the first quarter following the end of the applicable three-year cycle. Cash payments may be deferred to deferred compensation plans for eligible employees.

Medium term incentive plans are as follows:

■	BMHC Prior Long Term Incentive Plan (LTIP)
The LTIP formula for key employees with holding company responsibility, including Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre and Mr. Street, had the following components:

Minimum, target and maximum thresholds at the end of the three-year cycle for the EBITDA and average ROCE performance factors were established and no amount was paid for a performance factor if the minimum threshold was not met. The performance factors are weighted at 50%. The resulting incentive compensation was capped at 200% of the target threshold.

By combining these performance factors, LTIP emphasizes the importance of balancing growth through profitability and efficient use of capital. While LTIP is not tied directly to the price of our shares, the progress made with respect to these two performance factors is generally expected to equate to value created for shareholders. Minimum, target and maximum thresholds for the applicable three-year cycle were established by the Committee.

To foster growth throughout the three-year cycle, thresholds for performance factors were based on a three-year accumulation differing from three-year average for the cycles started on January 2005 and January 2006. No incentive compensation is paid if the minimum threshold of a performance factor is not achieved. The resulting incentive compensation is capped at 200% of the target threshold.

For the 2005-2007 cycle, the minimum EBITDA and minimum ROCE were not achieved. Due to the significant impairments of intangibles and goodwill in the fourth quarter of 2007, no medium term incentive awards were derived for BMHC, including Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre and Mr. Street.

Given the significant impairments in 2007, it is highly unlikely the three-year minimum accumulation thresholds for the 2006-2008 cycle will be achieved.

Over the past 4 years, our financial performance has been in excess of the target 3 times. Target award opportunities over the past 4 years have ranged from 0% to 160% of base salary. Over the past 4 years, an average of 53% of the LTIP or an average of 64% of base salary was paid to Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre and Mr. Street.

■	BMC West 2007 and 2006 LTIP and SelectBuild 2006 LTIP
The LTIP formula for key employees of our operating segments is based on the particular segment’s operating performance. The LTIP for SelectBuild participants was eliminated for 2007 and replaced with the annual incentive plan that contains an annual payout as well as a medium term (deferred) feature tied to common share value over the three following years. The LTIP was retained for BMC West participants.

Our executives do not participate in the BMC West and SelectBuild LTIPs. Similarly, these LTIPs emphasize the importance of balancing growth through profitability and the operating segment’s efficient use of capital. While LTIP is not tied directly to the price of our shares, the progress made with respect to these two performance factors is generally expected to equate to value created for shareholders. Minimum, target and maximum thresholds for the applicable three-year cycle are established by the Committee.

Minimum, target and maximum thresholds at the end of the three-year cycle for the EBITA and ROCE performance factors were established and no amount was paid for a performance factor if the minimum threshold was not met. The resulting incentive compensation was capped at 200% of the target threshold.

For the BMC West 2005-2007 cycle, maximum EBITA and 75% of maximum ROCE were achieved. Over the past 4 years, financial performance of BMC West has been in excess of the target 4 times. Target award opportunities over the past 4 years have ranged from 0% to 150% of base salary for key employees of BMC West.

Over the 3 years prior to 2007, financial performance of SelectBuild has been in excess of the target 3 times. Target award opportunities over the past 3 years have ranged from 0% to 150% of base salary for key employees of SelectBuild.

Equity Compensation
Share options and restricted shares are awarded to executives and key employees to:

•	enhance the link between creating shareholder value and long-term performance,
•	retain executives and key employees,
•	provide an opportunity for increased equity ownership and
•	maintain competitive levels of compensation.

Share option and restricted share awards are determined based on our peer group as well as market data and vary among participants based on their responsibility. Share option and restricted share awards are granted at the Committee’s regularly scheduled first quarter meeting. Interim awards, if any, may be granted at the Committee’s regularly scheduled quarterly meetings. Each year, the dilutive effect of potential awards is assessed and an allocation is recommended by the Committee and approved by our Board of Directors. The related income taxes for restricted shares are made by the participant as awards for restricted shares are not grossed up for these taxes. The grants are allocated to executives and key employees based on their performance, compensation, responsibilities and ability to positively affect our profitability and shareholder value.

Ratable vesting periods of 3 to 4 years and exercise durations of 7 to 10 years for our share option awards are intended to motivate our executives and key employees to improve our share value as well as reward them for value created throughout the period between grant and exercise. Vesting period of 3 years from the date of grant for our restricted shares similarly rewards executives and key employees for value created after the vesting period as well as provides continuity of their skills. A combination of share options and restricted shares are awarded to foster share value and participation in share value as well as retention of skills.

•	Options
Share options are awarded with exercise prices equal to the fair market value of the shares on the date of grant. Share options vest ratably over 3 to 4 years from the date of grant and expire after 7 to 10 years. Vesting rights cease upon termination of employment, except in the case of attaining retirement age of 60 years with 15 years of service or change in control.

Awards of shares options were as follows:

■	541,000 share options for 2007 were granted to executives and key employees and 49% of these options were awarded to our executives and

■	409,100 share options for 2006 were granted to executives and key employees and 33% of these options were awarded to our executives.

•	Restricted shares

Restricted shares vest 3 years from the date of grant. Vesting rights cease upon termination of employment, except in the case of attaining retirement age of 60 years with 15 years of service or change in control. Holders of restricted shares retain voting rights and receive dividends during the vesting period.

Awards of restricted shares were as follows:

■	172,000 restricted shares for 2007 were granted to executives and key employees and 50% of these shares were awarded to our executives and

■	139,000 restricted shares for 2006 were granted to executives and key employees and 39% of these shares were awarded to our executives.

Equity Compensation Plan Information
The following table sets forth our common shares that may be issued upon the exercise of options and rights under all of the existing equity compensation plans (thousand, except per share data):

	Number of Securities to	Weighted Average	Number of Securities
	be Issued Upon	Exercise Price of	Remaining Available
	Exercise of Outstanding	Outstanding	for Future Issuance
	Options, Warrants and	Options, Warrants	Under Equity
	Rights	and Rights	Compensation Plans
Equity compensation plans approved by security holders	3,389	$13	60
Equity compensation plans not approved by security holders	—	—	—
Total	3,389	$13	60

Retirement and Other Benefits
All employees may be eligible to participate in our savings and retirement plan as well as medical, dental and vision insurance, various other insurances and employee share purchase programs. Additionally, executives and key employees may participate in a deferred compensation plan, supplemental retirement plan and change-in-control benefits.

We provide defined-contribution plans of savings and retirement and deferred compensation as well as a supplemental retirement plan to assist participants in achieving their retirement goals. Deferred compensation and supplemental retirement plans are available for executives and key employees to provide an additional opportunity to save for retirement as well as a meaningful supplemental retirement benefit that enables participants to retire at age 65 with an income level of at least 60% of pre-retirement base salary after considering defined-contribution opportunities, predecessor retirement benefits and social security benefits. Matching contributions are made to the savings and retirement and deferred compensation plans based on historical contributions, our profitability and number of participants. These matching contributions are established at the discretion of the Committee in the first quarter of the year.

Due to competitive pressures, we do not offer defined-benefit plans and believe our defined-contribution plans coupled with our matching contributions promote savings behavior.

Our defined-contribution plans and benefits ensure we remain competitive for employee talent. Our objective is to assist our employees in achieving their retirement goals and enhance their health and productivity.

Deferred Compensation

•	Executive Deferred Compensation
In addition to our savings and retirement plan (401(k)), we offer a deferred compensation plan for directors, executives and key employees. The objective of the plan is to provide executives and key employees with an additional opportunity to save for their retirement. Executive and key employee participants may defer up to 80% of their eligible compensation (base salary, annual incentive and medium term incentives). Director participants may defer 100% of their compensation.

There are no minimum or guaranteed returns. Participants may elect distribution upon reaching a specific age, number of years or separation of service. Distributions may be a lump sum payment or monthly installment over 5 to 10 years.

Matching contributions mirror the savings and retirement plan matching contribution percentage. Matching contributions are established at the discretion of the Committee in the first quarter. Matching contributions of $0.4 million for 2007 and $0.4 million for 2006 were made to the trust based on a percentage of the contributions made by participating employees.

Investments of the deferred compensation are held in a custodial account and the assets are subject to the claims of general creditors. Participants may elect to invest their deferred compensation through any of the investment options offered, including our common shares. Investment options are reviewed and revised quarterly by an investment committee comprised of management and advised by consultants.

•	Supplemental Retirement
Additionally, there is a supplemental retirement plan for executives and key employees. The objective of the plan is to provide a meaningful supplemental retirement benefit that enables participants to retire at age 65 with 30 years of service at an income level of at least 60% of pre-retirement base salary after considering deferred compensation, predecessor retirement and social security benefits.

Our Board of Directors limited the supplemental retirement benefit for Mr. Mellor to 35% of his pre-retirement base salary and annual incentive compensation.

Contributions have typically been 5.5% of net income and are allocated proportionately to participants based on their base salaries.

•	65% of the contributions are invested in company-owned life insurance polices for certain participants.

•	35% of the contributions are made in our common shares and distributed to the savings and retirement plans of certain participants.

Active participants invested in company-owned life insurance policies receive a return of 6 to 7% and inactive participants receive a return of 0% to 9% based on their years of service and payment elections. Returns are based on long term corporate bond yields and may vary based on changes of this yield. Participants receiving common shares receive a return of the related dividend.

Contributions and the return are established at the discretion of the Compensation Committee of our Board of Directors in the first quarter. Participants are immediately vested in the contribution.

Due to the significant impairments of intangibles and goodwill in the fourth quarter of 2007, the Committee decided to not make contributions other than the return component to the participants as well as the contractual contributions for Mr. Mellor and Mr. Smartt. Contributions, including the return, were $2.5 million for 2007 and $7.5 million for 2006.

The cash surrender value of the company owned life insurance policies approximates the obligation, however the returns, if any, are not fully funded as these returns are dependent upon years of service and payment elections. These life insurance policies fund the obligation to the participants or their beneficiaries over a 5, 10 or 15-year period.

Contributions for executives over the past 5 years have ranged from 24% to 55% of their base salary. Over the past 5 years, an average of 32% of the contributions or 41% of base salary was allocated to the participant accounts of Mr. Mellor, Mr. Smartt, Mr. Wilson, Mr. Mahre and Mr. Street.

In the event of a participant’s violation of the plan’s non-compete provisions, the participant’s distribution is limited to the contribution and no distribution is made for the return. In the event of a change in control, the participant’s distribution is to be made in monthly installments with a return of 9% over a 5-year period.

Personal Health and Services Allowance
In 2006, the Committee modified the perquisite plan and awarded executives and key employees a personal health and services allowance of 6% to 8% of their base salary. It is suggested the allowance be used for physical examinations, financial planning, tax compliance and charitable contributions.

Change-In-Control Benefits and Employment Agreements

Change-In-Control Plan
In general, participants or their estate shall receive any earned and unpaid base salary and unreimbursed business expenses as well as incentive compensation, equity compensation, retirement and other benefits to the extent vested at the date of their employment termination, death or disability.

There are no severance plans in the event of termination for cause, voluntary resignation, retirement, death or disability. However in the event of a change in control and termination as a result of that change in control (double trigger), certain payments may be made.

Our change-in-control plan as well as employment agreements for our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer are intended to provide continuity of executives and key employees in the event of a change in control and termination as a result of that change in control. These agreements are designed to ensure our executives and key employees focus on the business affairs of our organization. Under the terms of the change in control plan, base salary, annual incentive compensation, medium term incentive compensation, equity compensation, contributions to deferred compensation plans and supplemental retirement plans may be paid to executives and key employees.

Change in control is a merger, reorganization, liquidation or other event resulting in a change to the proportionate ownership of our common shares or a person or group becoming the direct or indirect owner of 35% of our outstanding common shares. Termination as a result of that change in control occurs if employment is severed with or without cause in connection with a change in control.

Upon termination of employment without cause or resignation for good reason in connection with a change in control or within 3 months prior to or 36 months following a change in control, the plan provides that executives and key employees will receive:

•	a lump sum payment equal to 1 to 2.99 multiplier of:

■	base salary,

■	highest annual incentive compensation paid for any of the three prior years,

■	highest matching contribution to savings and retirement plan for any of the three prior years and

■	highest contribution to supplemental retirement plan for any of the three prior years.

•	target annual incentive compensation for the year of termination prorated for the time elapsed during the respective plan’s cycle,
•	medium term incentive compensation prorated for the time elapsed during the respective plan’s cycle,
•	acceleration of vesting rights for unvested options and restricted shares,
•	existing supplemental retirement plan balance,
•	option to continue subsidized health care coverage, life insurance and other enumerated benefits for 1 to 3 years and
•	reimbursement for federal, state and local taxes as well as excise tax, if any, related to these payments.

For executives and key employees age 62 or older, the multipliers of 1 to 2.99 are reduced to the number of years remaining until normal retirement age of 65. The multipliers for Mr. Mellor, Mr. Smart and Mr. Wilson are reduced to the number of years remaining until the expiration of their employment agreements in December 2010.

Employment Agreements
In addition to the change-in-control plan provisions, we have entered into employment agreements with Mr. Mellor, President and Chief Executive Officer, Mr. Smartt, Chief Financial Officer and Mr. Wilson, Chief Operating Officer. These agreements were extended through December 2010 and are designed to provide continuity of these executives in the event of termination of employment or termination in connection with a change in control.

In the event of voluntary resignation for good reason or termination without cause, Mr. Mellor, Mr. Smartt and Mr. Wilson will receive:

•	remaining base salary through December 2010,

•	annual incentive compensation,
•	medium term incentive compensation for completed cycles,
•	acceleration of vesting rights for unvested options,
•	annual contribution to the supplemental retirement plan for that year and
•	medical insurance premiums for 18 months following the date that termination payments cease.

In the event of voluntary resignation for good reason or termination without cause, Mr. Mellor’s employment agreement also provides for:

•	additional contribution to the supplemental retirement plan necessary to fund a target benefit of the greater of:

■	35% of his average base salary and annual incentive compensation for the three years prior to reaching age 65 or

■	40% of his average base salary and annual incentive compensation for the last three years prior to December 2010.

In the event of voluntary resignation for good reason or termination without cause, Mr. Smartt’s employment agreement includes guaranteed incentive compensation. Mr. Smartt’s guaranteed incentive compensation is based on the higher of the current annual incentive plan or the three preceding annual incentive plans.

Mr. Smartt’s employment agreement also includes an equity-based bonus. This equity-based bonus is forfeited in the event of retirement, death, disability, resignation without good reason or termination for cause. This equity-based bonus is immediately payable in cash and is based on the greater of:

•	an average of the five-day closing price immediately preceding April 1, 2007 for 20,000 of our common shares or $150,000,
•	an average of the five-day closing price immediately preceding April 1, 2008 for 10,000 of our common shares or $300,000 and
•	an average of the five-day closing price immediately preceding April 1, 2009 for 10,000 of our common shares or $300,000.

Additionally, Mr. Smartt’s medium term incentive payments are forfeited in the event Mr. Smartt voluntarily resigns without good reason or is terminated for cause. Mr. Smartt’s participation in our medium term incentive plans is limited to:

•	66.67% of the award for the three-year cycle January 2005 through December 2007 cycle,
•	33.33% of the award for the three-year cycle January 2006 through December 2008 cycle and
•	not eligible to participate in any of the three-year cycles January 2009 through December 2011.

Change in Control
In addition to the change-in-control provisions, Mr. Mellor’s employment agreement also provides that in the event of change in control, the Board of Directors may approve:

•	an annual contribution to the supplemental retirement plan and
•	additional contribution to the supplemental retirement plan necessary to fund a target benefit of the greater of:

■	35% of his average base salary and annual incentive compensation for the three years prior to reaching age 65 or

■	40% of his average base salary and annual incentive compensation for the last three years prior to December 2010.

In addition to the change-in-control provisions, Mr. Smartt’s employment agreement also provides that in the event of termination without cause in connection with a change in control, he will receive:

•	a lump sum payment equal to 1 to 2.99 multiplier reduced to the number of years remaining to December 2010 for the highest equity-based bonus for any of the three prior cycles or that year and
•	equity-based bonuses based on the closing price of our common shares as of the date of change in control.

Other than the existing change-in-control plan provisions, Mr. Wilson’s employment agreement provides for no additional compensation or benefits in the event of a change in control.

For a period of one year following termination of employment other than for change in control, Mr. Mellor, Mr. Smartt and Mr. Wilson may not directly or indirectly compete with our business activities, may not hire members of our senior management and may not utilize our confidential information to solicit our significant customers or suppliers.

Share Retention Guidelines
To preserve and align the interests of executives and key employees and those of our shareholders, executives and key employees are expected to retain shares valued as follows:

•	all awards net of applicable taxes for members of the Board of Directors,
•	2 times base salary for President,
•	1.5 times base salary for Senior Vice Presidents and
•	1 times base salary for Vice Presidents.

Compliance with these share retention guidelines may be achieved over a 5-year period. Vested share options with a share price above their exercise price (in-the-money) are considered in this share retention requirement.

Tax and Accounting Implications
The Committee considers the accounting and tax implications of all forms of compensation prior to approval. Accounting implications include the impact of cash flows and profitability and tax implications include deductibility for income tax purposes.

Deductibility of Executive Compensation
The Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) stipulates that compensation of greater than $1.0 million may not be deducted for income tax purposes. Certain compensation, including performance-based compensation, is excluded from the $1.0 million deductibility limitation.

We believe compensation paid under the various incentive plans is deductible. For some circumstances, factors other than tax deductibility may be more important in determining the compensation components for executives and in the best interests of creating shareholder value. The Committee retains flexibility to approve compensation that may not meet deductibility limitations.

Interlocks and Insider Participation in Compensation Decisions
Our Compensation Committee is comprised of the following members of our Board of Directors:

•	R. Scott Morrison, Jr.
•	Sara L. Beckman
•	David M. Moffett
•	Peter S. O’Neill

These directors are independent. Specifically, none of these directors are or were formerly our officers or employees or had any relationship or transaction with us in excess of $60,000.

Additionally, none of our executive officers serves as a director or member of a compensation committee of any entity that has one or more executive officers serving as our director or member of our Compensation Committee.

Summary Compensation for 2007 and 2006
The following table sets forth the compensation paid to or earned by our Chief Executive Officer, Chief Financial Officer and 3 other most highly compensated executives (named executive officers) during 2007 and 2006. Amounts for awards of share options and restricted shares represent amounts recognized for financial statement purposes for the respective year. Amounts for share options are based on a valuation model whereas restricted shares are based on the share price on the date of grant. These values do not represent the current value or vested portion of these awards.

							Change in Pension
							Value and
							Non-Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position		Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total

Robert E. Mellor Chief Executive Officer	2007	$850,008	—	$919,466	$1,335,084	—	$919,865	$215,499	$4,239,922
	2006	$850,008	$100,000	$747,123	$1,330,068	$2,159,260	$929,899	$268,976	$6,385,334
William M. Smartt Chief Financial Officer	2007	$390,000	$833,690	$131,795	$219,675	—	$122,623	$47,873	$1,745,656
	2006	$365,000	$694,385	$149,425	$224,903	$637,466	$103,881	$46,055	$2,221,115
Stanley M. Wilson President and Chief Operating Officer	2007	$425,002	—	$169,825	$264,290	$740,000	$41,364	$71,555	$1,712,036
	2006	$400,008	$100,000	$164,605	$490,148	$879,520	$142,915	$72,531	$2,249,727
Michael D. Mahre Senior Vice President	2007	$425,001	—	$221,293	$308,971	—	$26,256	$93,749	$1,075,270
	2006	$400,000	$80,000	$164,605	$293,016	$1,553,076	$126,844	$108,710	$2,726,251
Paul S. Street Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	2007	$390,002	—	$154,645	$258,208	—	$28,052	$62,714	$893,621
	2006	$369,999	$50,000	$149,425	$293,016	$651,808	$119,762	$62,479	$1,696,489

(1)	Represents a guaranteed or discretionary bonus. Mr. Smartt’s employment agreement required payment of a $515,000 guaranteed bonus as well as a $318,690 equity-based bonus for 2007 and $644,385 equity-based bonus for 2006 which was recognized for financial statement purposes as vesting requirements were fulfilled. This equity-based bonus is immediately paid in cash and is based on the greater of:

•	an average of the five-day closing price immediately preceding April 1, 2006 for 30,000 of our common shares or $225,000
•	an average of the five-day closing price immediately preceding April 1, 2007 for 20,000 of our common shares or $150,000
•	an average of the five-day closing price immediately preceding April 1, 2008 for 10,000 of our common shares or $300,000

(2)	Represents compensation for restricted share awards based on the share price on the date of grant. Compensation expense is recognized for financial statement purposes over the vesting period of 3 years. Holders of restricted shares retain voting rights and receive dividends during the vesting period. Dividends paid on unvested restricted shares were:

	2007	2006

Robert E. Mellor	$40,400	$35,250
William M. Smartt	$6,400	$7,050
Stanley M. Wilson	$8,200	$7,800
Michael D. Mahre	$10,820	$7,800
Paul S. Street	$7,400	$7,050

(3)	Represents compensation for share option awards based on the fair value provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment. Compensation expense is recognized for financial statement purposes as the requisite service is rendered over the vesting period of 3 to 4 years.

(4)	Represents cash paid for annual and medium term incentive compensation. Payments for annual incentive were:

	2007	2006

Robert E. Mellor	—	$1,135,260
William M. Smartt	—	$389,966
Stanley M. Wilson	$740,000	$489,520
Michael D. Mahre	—	$1,193,076
Paul S. Street	—	$395,308

Payments for medium term incentive were:

	2007	2006

Robert E Mellor	—	$1,024,000
William M. Smartt	—	$247,500
Stanley M. Wilson	—	$390,000
Michael D. Mahre	—	$360,000
Paul S. Street	—	$256,500

(5)	Represents contributions to the supplemental retirement plan and earnings based on Moody’s Bond Index.

(6)	Components are detailed in the Supplemental All Other Compensation Table. Amounts include the following:

•	matching contributions to savings and retirement plan (401(k)),
•	matching contributions to the deferred compensation plan,
•	reimbursement for Medicare taxes for contributions to the supplemental retirement plan,
•	company paid discount on employee stock purchase plan,
•	personal health and services allowance,
•	travel insurance premiums and
•	life insurance premiums.

Supplemental All Other Compensation for 2007 and 2006
The following table sets forth all other compensation paid to or earned by our named executive officers during 2007 and 2006:

	Savings and				Employee
	Retirement	Deferred	Supplemental	Personal	Stock
	Plan	Compensation	Retirement	Health and	Purchase	Life
	Matching	Matching	Plan Tax	Services	Plan	Insurance
Name	Contribution	Contribution	Gross Up(1)	Allowance(2)	Discount(3)	Premium(4)	Insurance(5)	Total

2007
Robert E. Mellor	$6,750	$82,809	$26,103	$68,000	—	$31,152	$685	$215,499
William M. Smartt	$6,750	$10,788	$2,693	$27,300	—	—	$342	$47,873
Stanley M. Wilson	$6,750	$31,636	$2,962	$29,750	—	—	$457	$71,555
Michael D. Mahre	$5,000	$54,342	$2,962	$29,750	$1,238	—	$457	$93,749
Paul S. Street	$6,750	$24,504	$2,693	$27,300	$1,125	—	$342	$62,714

2006
Robert E. Mellor	$6,600	$122,280	$22,390	$68,000	—	$49,152	$554	$268,976
William M. Smartt	$6,600	$10,563	$3,065	$25,550	—	—	$277	$46,055
Stanley M. Wilson	$6,600	$34,210	$3,358	$28,000	—	—	$363	$72,531
Michael D. Mahre	$5,000	$71,989	$3,358	$28,000	—	—	$363	$108,710
Paul S. Street	$6,600	$24,795	$3,107	$25,900	$1,800	—	$277	$62,479

(1)	Represents reimbursement of Medicare taxes for contributions to the supplemental retirement plan.

(2)	The personal health and services allowance is suggested for the following uses: physical examinations, financial planning, tax compliance and charitable contributions.

(3)	The Employee Stock Purchase Plan permits eligible employees to purchase common shares at 85% of the market price on the last day of the month. Compensation expense for financial statement purposes is recognized for the 15% discount.

(4)	Premium for term life insurance policy.

(5)	Insurance premiums include supplemental coverage for travel and accident insurance.

Grants of Plan-Based Awards for 2007 and 2006
The following table sets forth cash compensation paid or earned under non-equity incentive plans and equity compensation awarded under equity plans to our named executive officers during 2007 and 2006. Equity compensation includes share options and restricted share awards. Information below includes share options and restricted shares based on the share price on the date of grant. These values do not represent the current value or vested portion of these awards.

								All Other	All Other
								Stock	Option
		Estimated Future Payouts Under			Estimated Future Payouts Under			Awards:	Awards:	Exercise
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards			Number of	Number of	or Base	Grant Date
								Shares of	Securities	Price of	Fair Value
	Grant							Stock or	Underlying	Option	of Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards(2)

Long Term Incentive Plan
2007-2009
Robert E. Mellor		—	—	—	—	—	—	—	—	—	—
William M. Smartt		—	—	—	—	—	—	—	—	—	—
Stanley M. Wilson		$63,750	$255,000	$510,000	—	—	—	—	—	—	—
Michael D. Mahre		—	—	—	—	—	—	—	—	—	—
Paul S. Street		—	—	—	—	—	—	—	—	—	—

2006-2008
Robert E. Mellor		$170,000	$680,000	$1,360,000	—	—	—	—	—	—	—
William M. Smartt		$41,063	$164,250	$328,500	—	—	—	—	—	—	—
Stanley M. Wilson		$60,000	$240,000	$480,000	—	—	—	—	—	—	—
Michael D. Mahre		$60,000	$240,000	$480,000	—	—	—	—	—	—	—
Paul S. Street		$41,625	$166,500	$333,000	—	—	—	—	—	—	—

Restricted Shares
2007 Shares
Robert E. Mellor	3/29/2007	—	—	—	—	—	—	57,000	—	$18.28	—
William M. Smartt	—	—	—	—	—	—	—	—	—	—	—
Stanley M. Wilson	3/29/2007	—	—	—	—	—	—	5,000	—	$18.28	—
Michael D. Mahre	4/19/2007	—	—	—	—	—	—	18,100	—	$17.39	—
Paul S. Street	3/29/2007	—	—	—	—	—	—	5,000	—	$18.28	—

2006 Shares
Robert E. Mellor	1/18/2006	—	—	—	—	—	—	30,000	—	$37.93	—
William M. Smartt	1/18/2006	—	—	—	—	—	—	6,000	—	$37.93	—
Stanley M. Wilson	1/18/2006	—	—	—	—	—	—	6,000	—	$37.93	—
Michael D. Mahre	1/18/2006	—	—	—	—	—	—	6,000	—	$37.93	—
Paul S. Street	1/18/2006	—	—	—	—	—	—	6,000	—	$37.93	—

Share Options
2007 Options
Robert E. Mellor	3/29/2007	—	—	—	—	—	—	—	171,000	$18.28	$1,403,653
William M. Smartt	3/29/2007	—	—	—	—	—	—	—	10,000	$18.28	$82,085
Stanley M. Wilson	3/29/2007	—	—	—	—	—	—	—	15,000	$18.28	$123,128
Michael D. Mahre	4/19/2007	—	—	—	—	—	—	—	54,300	$17.39	$422,937
Paul S. Street	3/29/2007	—	—	—	—	—	—	—	15,000	$18.28	$123,128

2006 Options
Robert E. Mellor	1/18/2006	—	—	—	—	—	—	—	70,000	$37.93	$1,262,013
William M. Smartt	1/18/2006	—	—	—	—	—	—	—	16,000	$37.93	$288,460
Stanley M. Wilson	1/18/2006	—	—	—	—	—	—	—	16,000	$37.93	$288,460
Michael D. Mahre	1/18/2006	—	—	—	—	—	—	—	16,000	$37.93	$288,460
Paul S. Street	1/18/2006	—	—	—	—	—	—	—	16,000	$37.93	$288,460

(1)	The 2007-2009 medium term incentive was approved in 2007 and may be payable in February 2010 if the performance factors are met.

(2)	Represents compensation for share option awards based on the fair value provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment. Compensation expense is recognized for financial statement purposes as the requisite service is rendered over the vesting period of 3 to 4 years.

Outstanding Equity Awards as of December 2007
The following table sets forth the exercisable, unexercisable, exercise price and expiration date for share options and share awards that have not vested and the related market value for equity-based compensation from plans or equity incentive plans for our named executive officers.

Share options are awarded with exercise prices equal to the closing share price of our common shares on the date of grant. Share options vest ratably over 3 to 4 years from the date of grant and expire after 7 to 10 years. Vesting rights cease upon termination of employment, except in the case of attaining retirement age of 60 years with 15 years of service or change in control.

Restricted shares vest 3 years from the date of grant. Vesting rights cease upon termination of employment, except in the case of attaining retirement age of 60 years with 15 years of service or change in control. Holders of restricted shares retain voting rights and receive dividends during the vesting period.

	Option Awards							Stock Awards
									Market	Equity	Equity
									Value of	Incentive	Incentive Plan
					Equity Incentive			Number	Shares or	Plan Awards:	Awards:
					Plan Awards:			of	Units of	Number of	Market or
			Number of	Number of	Number of			Shares	Stock That	Unearned	Payout Value
			Securities	Securities	Securities			or Units	Have Not	Shares, Units	of Unearned
			Underlying	Underlying	Underlying			of Stock	Vested	or Other	Shares, Units
			Unexercised	Unexercised	Unexercised	Option	Option	That	at Year	Rights That	or Other Rights
			Options	Options	Unearned	Exercise	Expiration	Have Not	End Share	Have Not	That Have Not
Name	Grant Date	Vest Date	Exercisable	Unexercisable	Options	Price	Date	Vested	Price	Vested	Vested

Robert E. Mellor	3/29/2007	3/29/2011	—	171,000	—	$18.28	3/29/2014	—	—	—	—
	3/29/2007	3/29/2010	—	—	—	—	—	57,000	$315,210	—	—
	1/18/2006	1/18/2009	23,334	46,666	—	$37.93	1/18/2013	30,000	$165,900	—	—
	2/15/2005	2/15/2008	80,000	40,000	—	$22.77	2/15/2012	30,000	$165,900	—	—
	5/4/2004	5/4/2007	120,000	—	—	$8.70	5/4/2011	—	—	—	—
	2/9/2004	12/31/2007	100,000	—	—	$7.88	2/9/2014	—	—	—	—
	4/2/2003	12/31/2006	150,000	—	—	$6.97	4/2/2013	—	—	—	—
	2/13/2002	12/31/2005	150,000	—	—	$7.00	2/13/2012	—	—	—	—
	3/5/2001	12/31/2004	150,000	—	—	$4.84	3/5/2011	—	—	—	—
	9/7/2000	12/31/2003	100,000	—	—	$4.86	9/7/2010	—	—	—	—
	1/20/2000	12/31/2004	90,000	—	—	$5.00	1/20/2010	—	—	—	—
	4/1/1999	12/31/2003	90,000	—	—	$5.13	4/1/2009	—	—	—	—

William M. Smartt	3/29/2007	3/29/2011	—	10,000	—	$18.28	3/29/2014	—	—	—	—
	1/18/2006	1/18/2009	5,334	10,666	—	$37.93	1/18/2013	6,000	$33,180	—	—
	2/15/2005	2/15/2008	16,000	8,000	—	$22.77	2/15/2012	6,000	$33,180	—	—
	5/4/2004	5/4/2007	16,000	8,000	—	$8.70	5/4/2011	—	—	—	—

Stanley M. Wilson	3/29/2007	3/29/2011	—	15,000	—	$18.28	3/29/2014	—	—	—	—
	3/29/2007	3/29/2010	—	—	—	—	—	5,000	$27,650	—	—
	1/18/2006	1/18/2009	5,334	10,666	—	$37.93	1/18/2013	6,000	$33,180	—	—
	2/15/2005	2/15/2008	16,000	8,000	—	$22.77	2/15/2012	8,000	$44,240	—	—
	5/4/2004	5/4/2007	16,000	—	—	$8.70	5/4/2011	—	—	—	—
	2/9/2004	12/31/2007	21,562	—	—	$7.88	2/9/2014	—	—	—	—
	4/2/2003	12/31/2006	36,000	—	—	$6.70	4/2/2013	—	—	—	—
	2/13/2002	12/31/2005	10,000	—	—	$7.00	2/13/2012	—	—	—	—
	3/5/2001	12/31/2004	36,000	—	—	$4.84	3/5/2011	—	—	—	—
	1/20/2000	12/31/2004	28,000	—	—	$5.00	1/20/2010	—	—	—	—

Michael D. Mahre	4/19/2007	4/19/2011	—	54,300	—	$17.39	4/19/2014	—	—	—	—
	4/19/2007	4/19/2010	—	—	—	—	—	18,100	$100,093	—	—
	1/18/2006	1/18/2009	5,334	10,666	—	$37.93	1/18/2013	6,000	$33,180	—	—
	2/15/2005	2/15/2008	16,000	8,000	—	$22.77	2/15/2012	8,000	$44,240	—	—
	5/4/2004	5/4/2007	24,000	—	—	$8.70	5/4/2011	—	—	—	—
	2/9/2004	12/31/2007	28,750	—	—	$7.88	2/9/2014	—	—	—	—
	4/2/2003	12/31/2006	36,000	—	—	$6.70	4/2/2013	—	—	—	—
	2/13/2002	12/31/2005	30,000	—	—	$7.00	2/13/2012	—	—	—	—
	3/5/2001	12/31/2004	20,000	—	—	$4.84	3/5/2011	—	—	—	—
	9/7/2000	12/31/2003	20,000	—	—	$4.86	9/7/2010	—	—	—	—
	4/15/1999	12/31/2003	5,000	—	—	$5.38	4/15/2009	—	—	—	—

Paul S. Street	3/29/2007	3/29/2011	—	15,000	—	$18.28	3/29/2014	—	—	—	—
	3/29/2007	3/29/2010	—	—	—	—	—	5,000	$27,650	—	—
	1/18/2006	1/18/2009	5,334	10,666	—	$37.93	1/18/2013	6,000	$33,180	—	—
	2/15/2005	2/15/2008	16,000	8,000	—	$22.77	2/15/2012	6,000	$33,180	—	—
	5/4/2004	5/4/2007	24,000	—	—	$8.70	5/4/2011	—	—	—	—
	2/9/2004	12/31/2007	28,750	—	—	$7.88	2/9/2014	—	—	—	—
	4/2/2003	12/31/2006	36,000	—	—	$6.97	4/2/2013	—	—	—	—
	2/13/2002	12/31/2005	40,000	—	—	$7.00	2/13/2012	—	—	—	—

Option Exercises and Stock Vested for 2007 and 2006
The following table sets forth the exercise of share options and vesting of restricted shares by our named executive officers during 2007 and 2006:

		Option Awards			Stock Awards
				Number		Number
				of Shares	Value	of Shares	Value
				Acquired	Realized	Acquired	Realized
	Grant		Expiration	on	on	on	on
Name	Date	Vest Date	Date	Exercise	Exercise(1)	Vesting	Vesting

2007
Robert E. Mellor	8/9/2004	5/3/2007	5/3/2007	—	—	40,000	$590,800
William M. Smartt	—	—	—	—	—	8,000	$118,160
Stanley M. Wilson	8/9/2004	5/3/2007	5/3/2007	—	—	8,000	$118,160
Michael D. Mahre	8/9/2004	5/3/2007	5/3/2007	—	—	8,000	$118,160
	9/7/2000	12/31/2003	9/7/2010	10,000	$99,100	—	—
	4/15/1999	12/31/2003	4/15/2009	5,000	$46,950	—	—
Paul S. Street	8/9/2004	5/3/2007	5/3/2007	—	—	8,000	$118,160

2006
Robert E. Mellor	2/6/1997	2/6/2002	2/6/2007	100,000	$1,980,489	—	—
William M. Smartt	—	—	—	—	—	—	—
Stanley M. Wilson	—	—	—	—	—	—	—
Michael D. Mahre	—	—	—	—	—	—	—
Paul S. Street	—	—	—	—	—	—	—

(1)	Amount represents the difference between the exercise price and the fair market value of the common shares on the date of exercise.

Pension Benefits as of December 2007
The following table sets forth the present value of accumulated benefits payable to each of our named executive officers, including the years of service credited to each named executive officer, under the supplemental retirement plan.

Contributions have typically been 5.5% of net income and are allocated proportionately to participants based on their base salaries. Contributions and the return are established at the discretion of the Compensation Committee of our Board of Directors in the first quarter. Participants are immediately vested in the contribution.

Due to the significant impairments of intangibles and goodwill in the fourth quarter of 2007, the Committee decided to not make contributions other than the return component to the participants as well as the contractual contributions for Mr. Mellor and Mr. Smartt.

Participants can elect to receive a lump sum payout or payments over a 5, 10 or 15-year period. Lump sum payouts require approval from the Compensation Committee. For purposes of this presentation, a payment period of 10 years (120 months) was used. Due to uncertainties inherent in this estimation process, it is possible actual payments may vary from these estimates.

Currently, participants receive a guaranteed return of 4% to 9% based on their years of service and payment elections. Contributions and the guaranteed return are established at the discretion of the Committee in February and approved by our Board of Directors.

				Estimated
			Number of	Normal
			Years	Retirement	Early	Estimated
			Credited	(age 65)	Retirement	Early Retirement
Name	Age	Plan Name	Service	Annual Benefit	Age	Annual Benefit

Robert E. Mellor	64	Executives’ Supplemental Retirement Income Plan	16	$549,121	—	—
William M. Smartt	65	Executives’ Supplemental Retirement Income Plan	3	$42,589	—	—
Stanley M. Wilson	63	Executives’ Supplemental Retirement Income Plan	40	$109,609	63	$103,259
Michael D. Mahre	48	Executives’ Supplemental Retirement Income Plan	8	$170,314	60	$110,750
Paul S. Street	59	Executives’ Supplemental Retirement Income Plan	20	$94,378	60	$61,371

Non-Qualified Deferred Compensation as of December 2007
The following table sets forth the deferred compensation activity for our named executive officers.

Participants may defer up to 80% of their eligible compensation (base salary, annual incentive and medium term incentives). For 2006, matching contributions for deferred compensation mirror the savings and retirement plan matching contribution percentage. Matching contributions are established at the discretion of the Committee in February.

There are no minimum or guaranteed returns. Participants may elect distribution upon reaching a specific age, number of years or separation of service. Distributions may be a lump sum payment or payments over 5 to 10 years. Participants may direct their contributions and matching contributions through any of the investment options offered, including our common shares.

	Account		Employer		Aggregate	Account
	Balance at	Employee	Matching	Aggregate	Withdrawals/	Balance at
Name	1/1/2007	Contributions	Contributions(1)	Earnings	Distributions	12/31/2007

Robert E. Mellor	$1,013,927	$211,000	$82,809	$122,450	—	$1,430,186
William M. Smartt	$116,777	$23,400	$10,788	$23,669	—	$174,634
Stanley M. Wilson	$848,835	$331,500	$31,636	$137,698	—	$1,349,669
Michael D. Mahre	$413,711	$118,685	$54,342	$25,407	($146,477)	$465,668
Paul S. Street	$511,972	$142,656	$24,504	$32,439	—	$711,571

(1)	Matching contributions are included in the Summary Compensation Table and Supplemental All Other Compensation Table.

Potential Payments Upon Termination or Change in Control as of December 2007
The following table sets forth potential payments for each named executive officer in the event of various termination circumstances. This presentation assumes termination has occurred on the last business day of 2007 and the share price is the closing market price as of that date. Due to uncertainties inherent in this estimation process, it is possible actual payments may vary from these estimates.

	Robert E.	William M.	Stanley M.	Michael D.	Paul S.
Termination Circumstances(1)	Mellor	Smartt	Wilson	Mahre	Street
Termination for Cause	$4,849,368	$392,065	$2,029,012	$897,597	$1,174,457
Voluntary Resignation for Good Reason or Termination Without Cause	$8,373,049	$2,909,103	$4,621,229	$918,017	$1,174,457
Retirement	$5,103,418	$946,065	$2,913,618	$918,017	$1,174,457
Death or Disability	$5,444,896	$959,600	$2,878,441	$1,003,240	$1,233,905
Change in Control	$25,100,124	$11,432,817	$10,820,414	$12,327,336	$6,562,722

(1)	Vested balances previously deferred to the deferred compensation plan as well as contributions to the supplemental retirement plan are included in each of the termination circumstances. These amounts were previously recognized for financial statement purposes. Deferred compensation and supplemental retirement balances were:

	Deferred	Supplemental
	Compensation	Retirement

Robert E. Mellor	$1,430,186	$3,412,432
William M. Smartt	$174,634	$213,381
Stanley M. Wilson	$1,349,669	$672,593
Michael D. Mahre	$465,668	$426,929
Paul S. Street	$711,571	$456,136

In general, participants or their estate shall receive any earned and unpaid base salary and unreimbursed business expenses as well as incentive compensation, equity compensation, retirement and other benefits to the extent vested at the date of their employment termination, death or disability.

There are no severance plans in the event of termination for cause, voluntary termination, retirement, death or disability. However in the event of a change in control and termination as a result of that change in control (double trigger), certain payments may be made. Under the respective plan provisions, the following estimated payments may be made for the various termination circumstances:

Termination for Cause
Payments due to termination for cause (fraud, negligence, willful misconduct) are limited to amounts vested for:

•	deferred compensation and
•	supplemental retirement.

Other than amounts vested, no additional amounts are paid out under a termination for cause.

Voluntary Resignation for Good Reason or Termination Without Cause
In addition to the above payments and in the event of voluntary resignation for good reason or termination without cause, the employment agreements for Mr. Mellor, Mr. Smartt and Mr. Wilson include payments for:

•	remaining base salary through December 2010,
•	annual incentive compensation,
•	acceleration of vesting rights for unvested options,
•	annual contribution to the supplemental retirement plan for that year and
•	medical insurance premiums for 18 months following the date that termination payments cease.

In the event of voluntary resignation for good reason or termination without cause, Mr. Mellor’s employment agreement also provides for:

•	additional contribution to the supplemental retirement plan necessary to fund a target benefit of the greater of:

■	35% of his average base salary and annual incentive compensation for the three years prior to reaching age 65 or

■	40% of his average base salary and annual incentive compensation for the last three years prior to December 2010.

In the event of voluntary resignation for good reason or termination without cause, Mr. Smartt’s employment agreement includes guaranteed incentive compensation. Mr. Smartt’s guaranteed incentive compensation is based on the higher of the current annual incentive plan or the three preceding annual incentive plans.

Mr. Smartt’s employment agreement includes payments for an equity-based bonus and his eligible participation in our medium term incentive compensation prorated for the time elapsed during the respective plan’s cycle.

Retirement, Death or Disability
Payments due to retirement, death or disability include the above payments as well as:

•	medium term incentive compensation for completed cycles and eligible cycles prorated for the time elapsed during the respective plan’s cycle,
•	share options to extent vested and
•	for retirement, restricted shares to extent vested and for death or disability circumstances, restricted shares prorated for the time elapsed during the vesting period.

Change-in-Control
Potential payments upon termination of employment in connection with a change in control or within 3 months prior to or 36 months following a change in control include the following for executives:

•	a lump sum payment equal to 1 to 2.99 multiplier of:

■	base salary,

■	highest annual incentive compensation paid for any of the three prior years,

■	highest matching contribution to savings and retirement plan for any of the three prior years and

■	highest contribution to supplemental retirement plan for any of the three prior years

•	target annual incentive compensation for the year of termination prorated for the time elapsed during the respective plan’s cycle,
•	medium term incentive compensation prorated for the time elapsed during the respective plan’s cycle,
•	acceleration of vesting rights for unvested options and restricted shares,
•	existing supplemental retirement plan balance,

•	option to continue subsidized health care coverage, life insurance and other enumerated benefits for 1 to 3 years and

•	reimbursement for federal, state and local taxes as well as excise tax, if any, related to these payments.

In addition to payments in the event of a change in control, Mr. Mellor’s employment agreement includes:

•	annual contribution to the supplemental retirement plan and

•	additional contribution to the supplemental retirement plan necessary to fund a target benefit of the greater of:

■	35% of his average base salary and annual incentive compensation for the three years prior to reaching age 65 or

■	40% of his average base salary and annual incentive compensation for the last three years prior to December 2010.

In addition to payments in the event of a change in control, Mr. Smartt’s employment agreement includes:

•	a lump sum payment equal to 1 to 2.99 multiplier reduced to the number of years remaining to December 2010 for the highest equity-based bonus for any of the three prior cycles or that year and
•	equity-based bonuses based on the closing price of our common shares as of the date of change in control.

Other than the existing change-in-control plan provisions, Mr. Wilson’s employment agreement provides for no additional compensation or benefits in the event of a change in control.

Director Compensation for 2007 and 2006
The following table sets forth certain information regarding compensation earned or awarded to each non-employee director who served on our Board of Directors in 2007 and 2006.

Compensation for our members of the Board of Directors is recommended by the Committee and approved by our Board of Directors in February. Directors who are employees are not compensated for their service.

						Change in
						Pension
						Value and
						Nonqualified
		Fees Earned			Non-Equity	Deferred
		or Paid in	Share	Option	Incentive Plan	Compensation	All Other
Name		Cash	Awards	Awards	Compensation	Earnings	Compensation	Total

2007

Sara L. Beckman	2007	$55,000	$45,000	—	—	—	$5,177	$105,177
	2006	$50,000	$51,840	—	—	—	$6,176	$108,016
Eric S. Belsky	2007	$55,000	$45,000	—	—	—	$177	$100,177
	2006	$50,000	$51,840	—	—	—	$5,176	$107,016
James K. Jennings, Jr.	2007	$65,000	$45,000	—	—	—	$5,177	$115,177
	2006	$60,000	$51,840	—	—	—	$5,176	$117,016
Norman J. Metcalfe	2007	$55,000	$45,000	—	—	—	$6,177	$106,177
	2006	$50,000	$51,840	—	—	—	$6,176	$108,016
David M. Moffett	2007	$55,000	$45,000	—	—	—	$177	$100,177
	2006	$25,000	$51,840	—	—	—	$6,117	$82,957
R. Scott Morrison, Jr.	2007	$60,000	$45,000	—	—	—	$6,177	$111,177
	2006	$55,000	$51,840	—	—	—	$6,176	$113,016
Peter S. O’Neill	2007	$60,000	$45,000	—	—	—	$6,177	$111,177
	2006	$55,000	$51,840	—	—	—	$6,176	$113,016
Richard G. Reiten	2007	$60,000	$45,000	—	—	—	$6,177	$111,177
	2006	$55,000	$51,840	—	—	—	$6,176	$113,016
Norman R. Walker	2007	$55,000	$45,000	—	—	—	$6,177	$106,177
	2006	$12,500	—	—	—	—	$5,044	$17,544

Non-employee directors receive an annual retainer of $50,000 which is payable in cash and may be directed to a deferred compensation plan. There are no matching contributions or minimum or guaranteed returns for the deferred compensation plan. Participants may direct their contributions through any of the investment options offered, including our common shares.

Additional fees paid to each committee chairperson are:

•	$10,000 for Audit Committee;
•	$5,000 for Compensation Committee;
•	$5,000 for Corporate Governance and Nominating Committee and
•	$5,000 for Finance Committee.

In addition to the payment of an annual retainer, non-employee directors receive annual share grants with an approximate value of $50,000, awarded based on the closing price of our common shares on the day of grant. The share grants are restricted from trading for a year or upon termination. In 2007, there were not enough shares left in the 2004 Incentive and Performance Plan to pay directors their full $50,000. They received $45,000 worth of stock and $5,000 in cash.

Each director is entitled to reimbursement for reasonable out-of-pocket expenses incurred in connection with travel and attendance at meetings of the Board of Directors or its committees as well as related activities, including director education courses and materials.

All other compensation includes:

•	at the Director’s discretion:

■	$5,000 contribution to a charitable organization and

■	$1,000 matching contribution to an educational organization.

•	as well as approximately $200 premiums for accidental death and dismemberment insurance policy.

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2007. As a result of this review and discussion, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved, the Compensation Discussion and Analysis for inclusion in the proxy statement.

COMPENSATION COMMITTEE
R. Scott Morrison, Jr., Chair
Sara L. Beckman
David M. Moffett
Peter S. O’Neill

Nominating and Corporate Governance Committee Report

The Nominating and Corporate Governance Committee (“N&CG Committee”) of the Board of Directors consists of four independent directors. The N&CG Committee is charged with identifying, screening and recommending qualified candidates to serve as directors of the Company and administering the corporate governance policies of the Company, including overseeing the operations and effectiveness of the Board.

The N&CG Committee reviews all nominees for service on the Board including nominees by shareholders. The N&CG Committee seeks nominees with skills and expertise that will contribute to the overview function of the Board and who will assist management in establishing and achieving the strategic goals of the Company. The N&CG Committee also seeks to diversify the Board and to identify potential candidates who can work collegially with other members of the Board. The N&CG Committee takes inventory of the education, business experience and skills of the existing Board members to identify areas that future members would complement. The N&CG Committee then seeks candidates who possess these missing skills that will enhance the Board.

The N&CG Committee has not retained the services of any firm to assist in identifying potential director candidates. The N&CG Committee routinely receives names of potential board members from other members of the Board, the employees of the Company and others who have an interest in the Company. The N&CG Committee monitors potential openings on the Board and meets with potential candidates to assess their skills and level of interest in the Company. The N&CG Committee, through a consensus process, brings potential nominees to other board members and seeks their input and advice before making a nomination. To date, the N&CG Committee has not received any shareholder proposals for names of potential nominees from shareholders holding more than 5% of the issued and outstanding stock of the Company.

The N&CG Committee reviewed potential board nominees in 2007 with no invitations to join the Board extended. Please refer to Proposal 1 for a brief biography on each director.

In 2007, Robert L. Chapman, Jr., Managing Member of Chapman Capital L.L.C., requested appointment to the Board. The Committee reviewed Mr. Chapman’s background information provided by Mr. Chapman and met with Mr. Chapman on September 18, 2007, in a meeting with all Board members. The Committee did not recommend to the Board the appointment of Mr. Chapman to the Board.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Peter S. O’Neill, Chair
Eric S. Belsky
R. Scott Morrison, Jr.
Norman R. Walker

Audit Committee Report

The Audit Committee oversees BMHC’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards and with applicable laws and regulations. BMHC’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of BMHC’s audited financial statements to accounting principles generally accepted in the United States of America. The Company also maintains an internal audit department that reports to the Audit Committee and to management, and is responsible for objectively reviewing the quality and effectiveness of the Company’s system of internal controls.

The Audit Committee has the authority to select, evaluate and determine the fees for the Company’s independent registered public accounting firm. The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, BMHC’s audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board, Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from BMHC and its management. The Audit Committee has considered whether the independent registered public accounting firm’s provision of other non-audit services to the Company is compatible with the accountants’ independence.

Management completed the documentation, testing and evaluation of BMHC’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and the independent registered public accounting firm at each regularly scheduled Committee meeting. The Committee also received interim reports at special meetings. At the conclusion of the process, management provided the Committee with its assertion regarding the effectiveness of the Company’s internal control over financial reporting. The Committee also received from the independent registered public accounting firm, its report on the effectiveness of the Company’s internal control over financial reporting at the time of filing of the Form 10-K. The Committee received reports in the Company’s Annual Report on Form 10-K related to (i) Management’s Report of Internal Control over Financial Reporting, (ii) the independent registered public accounting firm opinion on the Company’s consolidated financial statements and (iii) the independent registered public accounting firm’s audit of management’s assessment of the effectiveness of internal controls over financial reporting and their opinion on the effectiveness of the Company’s internal controls over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the filing with the Securities and Exchange Commission of the audited financial statements on Form 10-K for the year ended December 31, 2007.

AUDIT COMMITTEE
James K. Jennings, Jr., Chair
Sara L. Beckman
Norman J. Metcalfe
Norman R. Walker

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees(1) for professional services rendered by KPMG LLP for the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005

Audit Fees(2)	$2,211,762	$3,116,153	$2,765,010
Audit Related Fees(3)	534,745	120,245	112,505
Tax Fees(4)	65,000	260,000	379,300
All Other Fees(5)	—	104,749	—

Total Fees	$2,811,507	$3,601,147	$3,256,815

(1)	The aggregate fees included in Audit Fees are fees billed for the fiscal years for the audit of our annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

(2)	Fees were for the audits of the annual consolidated financial statements, including internal controls over financial reporting, reviews of unaudited condensed consolidated interim financial statements and assistance with review of public filings.

(3)	Audit related fees were for assurance and other related services for the employee benefit plans, due diligence, valuation services and accounting consultations.

(4)	Tax fees were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, as well as advice related to mergers and acquisitions.

(5)	These fees were for professional service in connection with public filings.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee pre-approves all non-audit related services provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year, is detailed as to the particular service or category of services and is generally subject to an estimated budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the independent registered public accounting firm’s independence, whether the independent registered public accounting firm is likely to provide the most effective and efficient service based on their familiarity with the Company and whether the service would enhance the Company’s ability to control risk or improve audit quality. All of the audit related, tax and other services provided by KPMG LLP in fiscal years 2007, 2006 and 2005 respectively, described under “Fees Paid to Independent Registered Public Accountant Firm” were approved in advance by the Audit Committee.

Certain Relationships and Related Party Transactions

Indemnification of Executive Officers and Directors
BMHC’s Bylaws provide that the Company will indemnify its directors and executive officers and may indemnify its other officers, employees and other agents to the fullest extent permitted by law. BMHC believes that indemnification under its Bylaws covers at least negligence and gross negligence by indemnified parties, and requires BMHC to advance litigation expenses in the case of shareholder derivative actions or other actions against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification. BMHC is also empowered under its Bylaws to enter into indemnification contracts with its directors and executive officers and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. In accordance with this provision, BMHC has entered into indemnity agreements with each of its directors and executive officers. BMHC also has in effect directors and executive officers liability insurance coverage that extends to its Disclosure Committee.

BMHC’s Certificate of Incorporation provides that, under Delaware law, its directors will not be liable for monetary damages for breach of the directors’ fiduciary duty of care to BMHC and its shareholders. This provision in the Certificate of Incorporation does not eliminate the duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief, will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to BMHC, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

Currently, there is no pending litigation or proceeding involving a director, executive officer, employee or other BMHC agent where indemnification is sought. BMHC is not aware of any threatened litigation that may result in indemnification claims by any director, executive officer, employee or other agent.

Certain Relationships and Related Party Transactions
Any future transactions between BMHC and its executive officers, directors and affiliates will be on terms no less favorable to BMHC than can be obtained from anyone else, and any significant material transactions must be pre-approved by the Audit Committee. BMHC adopted a written policy regarding related party transactions in 2006.

Christopher Reiten is the son of Richard G. Reiten, a member of our Board of Directors. Christopher is not an officer of BMHC and his compensation is not approved by the Compensation Committee of the Board of Directors. He received compensation of $412,000 as Vice President, Director of Business Development and Fleet Operations for BMC West in 2007. Of this amount, $115,000 was related to reimbursement of non-recurring moving expenses.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires BMHC’s executive officers, directors and persons owning more than 10% of a registered class of BMHC’s equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish BMHC with copies of all Section 16(a) forms they file. Based solely on its review of such forms and written representations from certain reporting persons that they have complied with the relevant filing requirements, BMHC believes that all filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with as of December 31, 2007, except Robert E. Mellor, Michael D. Mahre, Steven H. Pearson and Stanley M. Wilson each filed one late Form 5 in 2007.

2009 Shareholder Proposals and Nominations
Proposals from shareholders of the Company which are intended to be presented by such shareholders at the Company’s 2009 Annual Meeting of Shareholders must be received by the Company no later than December 5, 2008 and satisfy the other requirements set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

Alternatively, under our Bylaws, if a shareholder does not want to submit a proposal for the 2009 annual meeting in our proxy statement under Rule 14a-8 or intends to nominate a person as a candidate for election to the Board, the shareholder’s proposal or nomination must be received by the Company not less than 120 days prior to the anniversary date on which we first mailed our proxy materials for the 2008 annual meeting, unless the date of the 2009 annual meeting is changed by more than 30 days from the date currently contemplated. For our 2009 annual meeting, we must receive such proposals and nominations no later than December 5, 2008. If the date of the 2009 annual meeting is changed by more than 30 days from the date currently contemplated, the shareholder must submit any such proposal or nomination within a reasonable time before the solicitation is made. The shareholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of our stock. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination. All proposals and nominations must be delivered to or mailed to and received at BMHC’s principal executive office by the dates referred to above.

Householding of Proxy Materials
In an effort to reduce costs, BMHC will deliver a single Proxy Statement with respect to two or more security holders sharing the same address, unless we have received contrary instructions from you. Additional copies of this Proxy Statement and BMHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 are available without charge upon written or verbal request to:

BMHC
Shareholder Services
Four Embarcadero Center, Suite 3200
San Francisco, CA 94111
(415) 627-9100

Additional copies are also available through our Internet home page at www.bmhc.com under Investor Information/Financials/Annual Report. Our financial statements are also on file with the SEC. You may obtain copies of these statements through the SEC’s web site at www.sec.gov. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their brokers.

Other Matters
The Board of Directors is not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented, persons named as proxies will vote in accordance with their best judgment on such matters.

By Order of the Board of Directors

Date: April 7, 2008	/s/ Paul S. Street Paul S. Street Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Appendix 1
BMHC
2008 STOCK INCENTIVE PLAN

Approved by stockholders on  .
Effective  .

1.	Purpose

The purpose of the Building Materials Holding Corporation 2008 Stock Incentive Plan is to help the Company attract, retain and motivate officers, employees, Nonemployee Directors and service providers and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives for future performance of services directly linked to the profitability of the Company’s businesses and increases in Company stockholder value. The Plan provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock, Incentive Bonuses, and Other Stock-Based Awards, any of which may be performance-based and may be paid in cash, stock, or a combination thereof, as determined by the Administrator.

2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)    “Administrator” means the Administrator of the Plan in accordance with Section 20.

(b)    “Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

(c)    “Award” means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock, Phantom Stock Award, Incentive Bonus or Other Stock-Based Award granted to a Participant pursuant to the provisions of the Plan, any of which the Administrator may structure to qualify in whole or in part as a Performance Award.

(d)    “Award Agreement” means a written agreement or other instrument as may be approved from time to time by the Administrator implementing the grant of each Award. An Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.

(e)    “Board” means the board of directors of the Company.

(f)    “Business Unit” means an entity, whether or not incorporated, more than fifty percent (50%) of the outstanding ownership interests of which are owned by the Company, directly or indirectly through one or more ownership chains where each link in the chain owns more than fifty percent (50%) of the outstanding ownership interests of the next link (either alone or together with other links in the same chain or another chain).

(g)    “Cause” means, unless otherwise provided by the Administrator in the terms and conditions of a particular Award, (1) “Cause” pursuant to any Individual Agreement to which the Participant is a party that is then in effect, or (2) if there is no such Individual Agreement or if it does not define Cause, termination of the Participant’s employment by the Company or any Subsidiary or Affiliate because of (A) conviction of or a plea of nolo contendre to a felony involving moral turpitude; (B) misappropriating any significant amount of funds or property of the Company; (C) attempting to obtain any significant personal profit from any transaction in which the Participant has an interest which is adverse to the interest of the Company, unless the Participant has first obtained consent from an officer of the

Company; or (D) a pattern of gross dereliction of duty. The Administrator shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists and its determination shall be final.

(h)    “Change in Control” has the meaning set forth in Section 14(b).

(i)    “Change in Control Price” has the meaning set forth in Section 6(i).

(j)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

(k)    “Company” means Building Materials Holding Corporation, a Delaware corporation.

(l)    “Disability” means, unless otherwise provided by the Administrator in the terms and conditions of a particular Award, a Participant being “disabled” as defined in Section 409A(a)(2)(C) of the Code.

(m)    “Disposition of a Business Unit” means a sale or other disposition, however effected, of a Business Unit which is either:

(1)  A sale by the Company or any Subsidiary or Affiliate of the then outstanding ownership interests of the Business Unit having more than 50% of the then existing voting power of all outstanding ownership interests of the Business Unit, whether by merger, consolidation or otherwise, unless after the sale the Company, any Subsidiary or Affiliate, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company, the Business Unit or any Subsidiary or Affiliate, individually or collectively, directly or indirectly, owns the then outstanding ownership interests of the Business Unit having 50% or more of the then existing voting power of all outstanding ownership interests of the Business Unit;

(2)  The sale of all or substantially all of the assets of the Business Unit as a going concern; or

(3)  Any other transaction or course of action engaged in, directly or indirectly, by the Company, the Business Unit or any Subsidiary or Affiliate, that has a substantially similar effect as the transactions of the type referred to in clause (1) or (2) above.

(n)    “Fair Market Value” means (1) if the Shares are listed on New York Stock Exchange Euronext (“NYSE Euronext”), the closing sales price of the Shares as reported in the Wall Street Journal on the relevant date (or, if there were no reported sales on such date, the last date prior to such date on which there were sales); (2) if the Shares are not listed on NYSE Euronext, the average of the closing bid and asked prices for the Shares in the over-the-counter market as quoted on NYSE Euronext on the relevant date (or, if there were no reported sales on such date, the last date prior to such date on which there were sales); or (3) if the Shares are not listed or quoted on NYSE Euronext, an amount determined in good faith by the Administrator.

(o)    “Good Reason” means a Termination of Employment for “Good Reason” pursuant to an Individual Agreement to which the Participant is a party that is then in effect. If a Participant does not have an Individual Agreement, or if it does not define Good Reason, no Termination of Employment for that Participant shall be considered to be for “Good Reason.”

(p)    “Incentive Bonus” means a bonus opportunity awarded under Section 9 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as specified in the Award Agreement.

(q)    “Incentive Stock Option” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(r)    “Individual Agreement” means a written employment, consulting or similar agreement between a Participant and the Company or any Subsidiary or Affiliate.

(s)    “Nonemployee Director” means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary or Affiliate.

(t)    “Nonqualified Stock Option” means a stock option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u)    “Option” means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.

(v)    “Other Stock-Based Award” means a right granted pursuant to Section 11 of the Plan that entitles the Participant to receive Shares or other Awards valued in reference to or based on Shares, or a combination thereof.

(w)    “Participant” means any individual described in Section 3 to whom Awards have been granted from time to time by the Administrator and any authorized transferee of such individual.

(x)    “Performance Award” means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more Qualifying Performance Criteria established pursuant to Section 16.

(y)    “Plan” means the Building Materials Holding Corporation 2008 Stock Incentive Plan as set forth herein and as amended from time to time.

(z)    “Prior Plans” means the Company’s Amended and Restated 1993 Employee Stock Option Plan, the BMHC 2000 Stock Incentive Plan, and the BMHC 2004 Incentive and Performance Plan.

(aa)    “Qualifying Performance Criteria” has the meaning set forth in Section 16(b).

(bb)    “Restricted Stock” means Shares granted pursuant to Section 8 of the Plan.

(cc)    “Restricted Stock Unit” means an Award granted pursuant to Section 8 of the Plan.

(dd)    “Retirement” means cessation of active employment or service with the Company or any Subsidiary or Affiliate at or after reaching an age specified in the relevant provisions of the Plan for reasons other than death, Disability, or Termination of Employment for Cause.

(ee)    “Share” means a share of the Company’s common stock, par value $.001, subject to adjustment as provided in Section 15.

(ff)    “Stock Appreciation Right” means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in Shares, cash, or a combination thereof, as determined by the Administrator, value equal to or otherwise based on the excess of (1) the Fair Market Value of a specified number of Shares on the date of exercise over (2) the exercise price of the right, as established by the Administrator on the date of grant.

(gg)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Administrator in the context other than with respect to Incentive Stock Options, may include an entity in which the

Company has a significant ownership interest or that is directly or indirectly controlled by the Company.

(hh)    “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by an entity acquired by the Company or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines.

(ii)    “Termination of Employment” means ceasing to serve as a full-time employee of the Company or any Subsidiary or Affiliate, or, with respect to a service provider, ceasing to serve as such for the Company, except that with respect to any Award held by a Participant (1) the Administrator may determine, subject to Section 6(d), that an approved leave of absence or approved employment on a less than full-time basis is not considered a “Termination of Employment;” (2) the Administrator may determine that a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary or Affiliate in which the Company or any Subsidiary or Affiliate is a party is not considered a “Termination of Employment;” (3) service as a member of the Board or other service provider shall constitute continued employment with respect to Awards granted to a Participant while he or she served as an employee; and (4) service as an employee or other service provider of the Company or any Subsidiary or Affiliate shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board. A Participant employed by, or performing services for, any Subsidiary or Affiliate shall be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee or service-provider for the Company or another Subsidiary or Affiliate.

3.	Eligibility

Any person who is a current or prospective officer, employee or Nonemployee Director of, or who has been retained to provide consulting, advisory or other services to, the Company or any Subsidiary shall be eligible for selection by the Administrator for the grant of Options or Stock Appreciation Rights hereunder; and any person who is a current or prospective officer, employee or Nonemployee Director of, or consultant to, the Company or any Subsidiary or Affiliate shall be eligible for selection by the Administrator for the grant of Awards other than Options or Stock Appreciation Rights hereunder. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Affiliate within the meaning of the Code, as selected by the Administrator.

4.	Effective Date and Termination of Plan

This Plan will become effective (the “Effective Date”) when it is approved by the Company’s stockholders. All Awards granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the adoption of the Plan by the Board, by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present, or represented by proxy, and entitled to vote, at a meeting of the Company’s stockholders or by written consent in accordance with the laws of the State of Delaware; provided that if such approval by the stockholders of the Company is not forthcoming, all Awards previously granted under this Plan shall be void. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

5.	Shares Subject to the Plan and to Awards

(a)  Aggregate Limits. The aggregate number of Shares issuable pursuant to all Awards granted under this Plan shall not exceed 2,000,000. The aggregate number of Shares available for grant under this Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 15. The Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.

(b)  Issuance of Shares. For purposes of Section 5(a), the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (1) Shares that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right, (2) Shares used to pay the exercise price of an Option, (3) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Option or Stock Appreciation Right, or (4) Shares repurchased on the open market with the proceeds of an Option exercise. Shares subject to Awards that have been canceled, expired, forfeited, surrendered, or otherwise not issued under an Award and Shares subject to Awards settled in cash shall not count as Shares issued under this Plan.

(c)  Tax Code Limits. The aggregate number of Shares subject to Options or Stock Appreciation Rights granted under this Plan during any calendar year to any one Participant shall not exceed 600,000 and the aggregate number of Shares granted as Awards other than Options or Stock Appreciation Rights under this Plan during any calendar year to any one Participant shall not exceed 600,000; which shall be calculated and adjusted pursuant to Section 15 only to the extent that such calculation or adjustment will not affect the status of any Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, but which number shall not count any tandem SARs (as defined in Section 7). The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 2,000,000, which number shall be calculated and adjusted pursuant to Section 15 only to the extent that such calculation or adjustment will not affect the status of any option that is intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum amount payable to any Participant under this Plan pursuant to that portion of an Incentive Bonus granted in any calendar year that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $5,000,000.

(d)  Substitute Awards. Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that an entity acquired by the Company or any Subsidiary or Affiliate, or with which the Company or any Subsidiary or Affiliate combines, has securities available under a pre-existing plan approved by stockholders or other owners and not adopted in contemplation of such acquisition or combination, the securities available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of securities of such entity involved in such acquisition or combination and expressed in terms of Shares) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees, directors or consultants of the Company or any Subsidiary or Affiliate immediately before such acquisition or combination.

6.	Options

(a)  Option Awards. Options may be granted to Participants as determined by the Administrator. No Participant shall have rights as a stockholder with respect to Shares subject to Options hereunder until said Shares have been issued. Each Option shall be evidenced by an Award Agreement, which shall become effective upon execution by the Company and the Participant. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.

(b)  Price. The Administrator will establish the exercise price per Share under each Option, which, in no event will be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; provided that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid at the discretion of the Administrator in Shares, cash or check, or a combination thereof, as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option (i.e., a “same day sale”), the delivery of previously owned Shares, the withholding of Shares deliverable upon exercise, or any combination of the foregoing.

(c)  No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 15) the exercise price of an Option may not be reduced without stockholder approval (including canceling previously awarded Options and regranting them with a lower exercise price).

(d)  Provisions Applicable to Options. Options shall be exercisable over the exercise period at such times and upon such conditions as the Administrator, in its sole discretion, may determine, as reflected in the Award Agreement; provided that the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances that it deems appropriate. Unless provided otherwise in the applicable Award Agreement, to the extent that the Administrator determines that an approved leave of absence or employment on a less than full-time basis is not a Termination of Employment, the vesting period and/or exercisability of an Option shall be adjusted by the Administrator to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis.

(e)  Term of Options and Termination of Employment: The Administrator shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence, upon the termination of the Participant’s employment, his or her rights to exercise an Option then held shall be as follows, unless the Administrator specifies otherwise:

(1)  Death. Unless otherwise determined by the Administrator (including under an Individual Agreement), if a Participant incurs a Termination of Employment by reason of death, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of death or on such accelerated basis as the Administrator may determine, for a period of six (6) months (or such other period as the Administrator may specify in an Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Option, whichever period is the shorter.

(2)  Disability. Unless otherwise determined by the Administrator (including under an Individual Agreement), if a Participant incurs a Termination of Employment by reason of Disability, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of Disability or on such accelerated basis as the Administrator may determine, for a period of six (6) months (or such other period as the Administrator may specify in an Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Option, whichever period is the shorter.

(3)  Retirement after Age 55. Unless otherwise determined by the Administrator (including under an Individual Agreement), if a Participant incurs a Termination of Employment by reason of Retirement after age 55, any Option other than an Incentive Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of thirty-six (36) months (or such other period as the Administrator may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Option, whichever period is the shorter. In addition, any Incentive Stock Option may be converted into a non-statutory stock option, by written request within a period of sixty (60) days ending on the date that is six (6) months prior to the Participant’s date of Retirement, which shall thereafter be subject to the thirty-six (36) month exercise period set forth herein, provided that such Participant actually retires on his or her intended date of Retirement. In the event that a Participant fails to convert any Incentive Stock Option hereunder, any such Incentive Stock Option may thereafter be exercised by the Participant, to the extent it was exercisable at the time of Retirement, or on such accelerated basis as the Administrator may determine, for a period of thirty (30) days (or such other period as the Administrator may specify in the Award Agreement) from the date of the Termination of Employment or until the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter.

(4)  Retirement At Age 60 or Older. Unless otherwise determined by the Administrator (including under an Individual Agreement), if a Participant incurs a Termination of Employment by reason of Retirement at age 60 or older and has provided at least fifteen (15) years of service to the Company or any predecessor, Subsidiary or Affiliate, fifty percent (50%) of any unvested Options other than Incentive Stock Options at the date of Retirement shall automatically vest and an additional five percent (5%) of any unvested Options shall vest for each year of service beyond fifteen (15) years. If a Participant incurs a Termination of Employment by reason of Retirement at age 60 or older and has provided at least twenty five (25) years of service to the Company or any predecessor, Subsidiary or Affiliate, one hundred percent (100%) of any unvested Options other than Incentive Stock Options shall automatically vest at the date of retirement.

(5)  Termination for Cause. Unless otherwise determined by the Administrator (including under an Individual Agreement), if a Participant incurs a Termination of Employment for Cause, all Options held by such Participant shall thereupon terminate.

(6)  Other Reasons. Unless otherwise determined by the Administrator (including under an Individual Agreement), if a Participant incurs a Termination of Employment for any reason other than for Cause, death, Disability or Retirement, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of thirty (30) days (or such other period as the Administrator may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Option, whichever period is the shorter.

(f)  Vesting. Subject to other provisions of the Plan and reasonable conditions including continued employment, Options granted to Participants who are not officers or consultants of the Company or any Subsidiary or Affiliate shall vest at least twenty percent (20%) each year over five (5) years from the date of grant. Options granted to Participants who are officers or consultants of the Company or any Subsidiary or Affiliate shall vest at any time or during any period determined by the Administrator.

(g)  Incentive Stock Options. Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (1) if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company (a “10% Stockholder”), the exercise price of such Option must be at least one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant, and (2) Termination of Employment will occur when the person to whom an Award was granted ceases to be an employee of the Company or any Subsidiary or Affiliate, as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of the Shares (determined at the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company or any Subsidiary or Affiliate) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of Termination of Employment (or such other period of time provided in Section 422 of the Code). For any sale or other disposition of Shares acquired pursuant to an Incentive Stock Option, the Participant must notify the Company in writing of any such sale or other disposition if it occurs within two (2) years of the grant of the Incentive Stock Option or within one (1) year of the issuance of the Shares to the Participant.

(h)  Cashing Out of Option. On receipt of written notice of exercise, the Administrator may elect to cash out all or part of the portion of the Shares for which an Option is being exercised by paying the Participant an amount, in cash or Shares, equal to the excess of the per Share Fair Market Value over the per Share exercise price of the Option times the number of Shares for which the Option is being exercised on the effective date of such cash-out.

(i)  Change in Control Cash-Out. Notwithstanding any other provision of the Plan in connection with a Change in Control or an anticipated Change in Control, the Company shall have the right to cancel an Option and, in exchange therefor, to pay to the Participant in cash, Shares, or a combination thereof in an amount equal to the amount by which the Change in Control Price per Share exceeds the exercise price per Share under the Option multiplied by the number of Shares granted under the Option. For purposes of the Plan, “Change in Control Price” means [the highest of (1) the highest reported sales price of a Share in any transaction reported on NYSE Euronext or other national exchange on which such shares are listed during the 60-day period prior to and including the date of a Change in Control, (2) if the Change in Control is the result of a tender or exchange offer, the highest price per Share paid in such tender or exchange offer or (3) the actual price per Share paid in the Change of Control transaction;] provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Shares on the date such Incentive Stock Option or Stock Appreciation Right is exercised.

7.	Stock Appreciation Rights

Stock Appreciation Rights may be granted to Participants either in tandem with or as a component of other Awards granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Shares, cash, or a combination thereof, as determined by the Administrator and set forth in the applicable Award Agreement. Other than in connection with a change in the Company’s capitalization (as described in Section 15) the exercise price of Stock Appreciation Rights may not be reduced without stockholder approval (including canceling previously awarded Stock Appreciation Rights and regranting them with a lower exercise price).

8.	Restricted Stock and Restricted Stock Units

(a)  Restricted Stock and Restricted Stock Unit Awards. Restricted Stock and Restricted Stock Units may be granted to Participants as determined by the Administrator. Restricted Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Restricted Stock Units are Awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Awards of Restricted Stock may be awarded in consideration for past services actually rendered to the Company or any Subsidiary or Affiliate; provided that in the case of Restricted Stock awarded to a new employee or consultant who has not performed services for the Company, the Company shall require such consideration to be paid as will ensure compliance with the General Corporation Law of the State of Delaware. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Administrator, each Restricted Stock Unit will be equal to one (1) Share and will entitle a Participant to either the issuance of Shares or payment of an amount of cash determined with reference to the value of Shares. To the extent determined by the Administrator, Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.

(b)  Contents of Award Agreement. Each Award Agreement shall contain provisions regarding (1) the number of Shares or Restricted Stock Units subject to such Award or a formula for determining such number; (2) the purchase price of the Shares, if any, and the means of payment; (3) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Restricted Stock Units granted, issued, retainable and/or vested; (4) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Restricted Stock Units as may be determined from time to time by the Administrator; (5) the term of the performance period, if any, as to which performance will be measured for determining the number of such Shares or Restricted Stock Units; and (6) restrictions on the transferability of the Shares or Restricted Stock Units.

Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Administrator may provide.

(c)  Vesting and Performance Criteria. The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Administrator determines or under criteria the Administrator establishes, which may include Qualifying Performance Criteria. The Administrator may provide for the satisfaction and/or lapse of all conditions under any Restricted Stock or Restricted Stock Unit Award in the event of the Participant’s death, Disability, Retirement, Termination of Employment by the Company without Cause or by the Participant for Good Reason, or in connection with a Change in Control. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified when the Award is granted.

(d)  Discretionary Adjustments and Limits. Notwithstanding the satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine.

(e)  Voting Rights. Unless otherwise determined by the Administrator, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are reflected as issued and outstanding shares on the Company’s stock ledger.

(f)  Dividends and Distributions. Restricted Stock and Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Administrator. The Administrator will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock or in additional Restricted Stock Units, and subject to the same restrictions and risk of forfeiture as the Awards with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Reinvestment of dividends in additional Restricted Stock and/or Restricted Stock Units at the time of any dividend payment shall only be permissible if sufficient Shares are available under Section 5(a) for such reinvestment (taking into account then outstanding Awards).

9.	Incentive Bonuses

(a)  General. Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period. The Administrator shall establish the specific performance goals to be achieved and the formula pursuant to which the amount of the Incentive Bonus shall be determined based on the attainment of specified levels of performance goals; provided that for an Incentive Bonus that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Administrator shall establish such elements in writing no later than ninety (90) days after the beginning of each performance period or, in the case of a performance period of less than one (1) year, a period of time that equals twenty-five percent (25%) of the performance period. In addition, each Incentive Bonus that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code shall not exceed $5,000,000 in any given year or, if applicable, other performance period.

(b)  Incentive Bonus Document. The terms of any Incentive Bonus will be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (1) the target and maximum amount payable to the Participant as an Incentive Bonus, (2) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (3) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(c)  Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Incentive Bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be based on one or more Qualifying Performance Criteria (as defined in Section 16(b)) selected by the Administrator. The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

(d)  Timing and Form of Payment. The Administrator shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in Shares or cash, as determined by the Administrator. Subject to such terms and conditions as the Administrator may specify, the Administrator may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event.

(e)  Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine.

10.	Non-Discretionary Grants to Non-Employee Directors

Regular annual issuances of common stock are automatically issued to Eligible Directors as follows:

(a)  Annual Issuances. On each Annual Issue Date, immediately after the annual election of directors, the Company shall issue to each Eligible Director then in office a number of shares of common stock equal to fifty thousand dollars ($50,000) divided by the closing price on the relevant Annual Issue Date of one share of common stock on the New York Stock Exchange, rounded up to the nearest 100 shares, for a purchase price of $0.01 per Share.

(b)  Termination of Membership on the Board. If an Eligible Director’s membership on the Board terminates for any reason, no further shares of common stock shall be issued under this Plan to such Eligible Director on or after such date of termination.

(c)  Certain Definitions. “Annual Issue Date” shall mean the date of the Company’s Annual Meeting of Shareholders. “Eligible Director” shall mean any person who is a member of the Board of Directors and who is not a full or part-time employee of the Company or of any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company, and who has not been an employee of the Company or of any parent or Subsidiary of the Company within one (1) year prior to participation in this Plan.

11.	Other Stock-Based Awards

Other Stock-Based Awards may be granted to Participants, either alone or in addition to other Awards granted under the Plan, and may be paid in Shares, cash, or a combination thereof, as determined from time to time by the Administrator. The Administrator shall have the sole discretion to establish the terms and conditions under which Other Stock-Based Awards are granted, including but not limited to the Participants who are eligible to receive such Awards, the times at which such Awards are made, any performance conditions, and the number of Shares granted pursuant to such Awards. To the extent determined by the Administrator, Other Stock-Based Awards granted pursuant to the Plan need not be identical but each such grant must be evidenced by an Award Agreement.

12.	Deferral of Gains

The Administrator may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Administrator determines, in its sole discretion, that the deferral would result in the imposition of additional tax under Section 409A(a)(1)(B) of the Code.

13.	Conditions and Restrictions Upon Securities Subject to Awards

The Administrator may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation: (a) conditions on vesting or transferability, forfeiture or repurchase provisions; (b) the method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant); and (c) the payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (w) restrictions under an insider trading policy or pursuant to applicable law, (x) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (y) restrictions as to the use of a specified brokerage firm for such resales or other transfers, and (z) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

14.	Change in Control

(a)  Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Award Agreement, in the event of a Change in Control:

(1)   any Options and Stock Appreciation Rights outstanding as of the date such Change in Control occurs, and which are not then exercisable and vested, shall become fully vested and exercisable;

(2)   restrictions applicable to any Restricted Stock outstanding as of the date of such Change in Control shall lapse, and such Restricted Stock shall become fully vested and transferable; and

(3)   restrictions applicable to any Restricted Stock Unit outstanding as of the date of such Change in Control shall lapse, and such Restricted Stock Unit shall be considered fully earned and payable and shall be settled in cash as promptly as is practicable following the Change in Control.

Notwithstanding the foregoing, in no event shall the treatment specified in this Section 14(a)(1), (2) and (3) apply with respect to an Award prior to the earliest to occur of (A) the date such amounts would have been distributed in the absence of the Change in Control, (B) a Participant’s “separation from service” (as defined under Section 409A of the Code) with the Company (or six months thereafter for “specified employees,” as such term is defined under Section 409A of the Code), (C) the Participant’s death or “disability” (as defined in Section 409A(a)(2)(C) of the Code), or (D) a “change in the ownership or effective control” of the Company or in the “ownership of a substantial portion of the assets” of the Company within the meanings ascribed to such terms in Treasury Department regulations issued under Section 409A of the Code, if and to the extent that the Administrator determines, in its sole discretion, that the effect of such treatment prior to the time specified in this Section 14(a)(1), (2) or (3) would be the imposition of additional tax under Section 409A(a)(1)(B) of the Code on a Participant holding such Award.

(b)  Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the occurrence of any of the following events:

(1)   Forty percent (40%) of the Company’s Shares Acquired by an Outsider. Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (A) the Company or any Subsidiary or Affiliate, (B) any trustee or other fiduciary holding stock under an employee benefit plan of the Company or any Subsidiary or Affiliate, and (C) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s stock) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than forty percent (40%) of the Company’s then outstanding Shares;

(2)   Members of the Board as of May 6, 2008 cease to constitute a majority of Directors. The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on May 6, 2008, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 6, 2008 or whose appointment, election or nomination for election was previously so approved or recommended;

(3)   Merger or Consolidation. There is consummated a merger or consolidation of the Company or any Subsidiary or Affiliate with any other corporation or other entity in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Shares would be converted into cash or stock; provided, however, that the holders of the Company’s Shares immediately prior to the merger do not have the same proportionate ownership of the common stock of the surviving corporation immediately after such merger or consolidation;

(4)   Complete Liquidation or Disposition of more than 75% of the Company’s Assets. The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than seventy-five percent (75%) of the total book value of the Company’s assets on a consolidated basis (or any transaction having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition; or

(5)   Disposition of a Business Unit. There is consummated the Disposition of a Business Unit; provided, however, that this clause (5) shall apply only to employees who (A) immediately prior to the Disposition of a Business Unit were employed by (and on the payroll of) the Business Unit that was the subject of the Disposition of a Business Unit.

15.	Adjustment of and Changes in the Stock

The number and kind of Shares available for issuance under this Plan and the number and kind of Shares subject to the individual limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Administrator to reflect any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off, repurchase, share exchange, dividend or distribution of stock, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Shares of the Company outstanding. The terms of any outstanding Award shall also be equitably adjusted by the Administrator as to price, number or kind of Shares subject to such Award and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards. No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 15. In case of any such adjustment, the Shares subject to the Award shall be rounded up to the nearest whole share. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 15 of such adjustment but, whether or not notice is given, such adjustment shall be effective and binding for all purposes of the Plan.

16.	Qualifying Performance-Based Compensation

(a)  General. The Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the amount of cash or the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Administrator may specify that an Award or a portion of an Award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for such Award (other than Options or Stock Appreciation Rights) shall be based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing no later than ninety (90) days after the beginning of each performance period, or in the case of a performance period that is shorter than one (1) year, no later than the date that represents twenty-five percent (25%) of the number of days in such performance period. The Administrator also shall establish in writing the specific performance goals to be achieved and the formula pursuant to which the amount of the Award shall be determined based on the Qualifying Performance Criteria within the time period specified in the previous sentence. The Administrator shall certify (1) the extent to which any Qualifying Performance Criteria has been satisfied, and (2) the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, which amount shall not exceed $5,000,000 in any given year or, if applicable, other performance period. The Administrator shall impose any other restrictions necessary for such an Award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of Shares issued under or the amount paid under an award may be reduced by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

(b)  Qualifying Performance Criteria. For purposes of this Plan, Qualifying Performance Criteria shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Subsidiary or Affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator: revenues; net income; gross profit; operating profit; economic profit; net operating profit after taxes (NOPAT); earnings before interest, taxes, depreciation and amortization (EBITDA); earnings before interest and taxes (EBIT); net income, earnings or book value per share (basic or diluted); earnings from continuing operations; operating or profit margin; cash flow, operating cash flow or free cash flow or cash flow return on investment; stock price performance; economic value added; unit volume; return on revenues; return on assets or net assets; return on investment; return on equity; return on capital; net tangible assets or return on net tangible assets; asset quality; change in working capital; total stockholder return; cost targets, reductions or savings, productivity or efficiencies; strategic business criteria including but not limited to market share, geographic expansion, customer or employee satisfaction, human resources management, supervision of litigation, or information technology; achievement of environmental, health and safety goals of the Company or any Subsidiary or Affiliate; or any other objective and measurable criteria tied to the Company’s performance. As determined by the Administrator, the Qualifying Performance Criteria may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage or a percentage increase or decrease in the particular criterion.

(c)  Adjustment to Qualifying Performance Criteria. To the extent consistent with Section 162(m) of the Code, the Administrator (1) shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, and (2) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (A) asset write-downs; (B) litigation, claims, judgments or settlements; (C) the effect of changes in tax law or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

17.	Transferability

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime or by the Participant’s guardian or legal representative in the event of the Participant’s death or Disability. For the purposes of this Section 17, the transfer of an Award by a Participant to a trust created by the Participant for the benefit of the Participant or his or her family, which is revocable by the Participant at any time during his or her lifetime, and as to which the Participant is the sole trustee, will not be deemed to be a transfer. Notwithstanding the foregoing, to the extent permitted by the Administrator, the person to whom an Award is initially granted (the “Grantee”) may transfer all or a portion of any Award to (a) any “family member” of the Grantee (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended), (b) to trusts solely for the exclusive benefit of such family members and to partnerships in which such family members and/or trusts are the only partners, or (c) any other person or entity determined by the Administrator in its discretion; provided that such Award is not an Incentive Stock Option and subsequent transfers of transferred Awards are prohibited except in accordance with this Section 17. After transfer of an Award pursuant to this Section 17, the Award shall continue to be subject to the same terms, conditions, and restrictions that were applicable immediately prior to the transfer. In addition, except to the extent specified otherwise in the Award Agreement, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee’s continued employment or service shall continue to be determined with reference to the Grantee’s employment or service (and not to the status of the transferee). The Administrator shall have no obligation to notify the transferee of events that may affect the exercisability or expiration of any Award, including the Grantee’s termination of employment with the Company or any Subsidiary or Affiliate. Before any transfer becomes effective, the intended transferee (or his or her parent, legal guardians or agents) must execute an assumption agreement describing the rights and obligations of the intended transferee, including but not limited to who has the power to exercise the Award, who is responsible for any taxes in connection with an award, and to whom notices are to be delivered.

18.	Compliance with Laws and Regulations

This Plan, the grant, issuance, vesting, exercise and settlement of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company or any Subsidiary or Affiliate shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Option or Stock Appreciation Right (to the extent exercisable for Shares) shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Option is effective or the Company has determined that such registration is unnecessary. The period in which such Option or Stock Appreciation Right may be exercised may be tolled, as determined by the Administrator and permitted under applicable law, during any period for which the Company does not have an effective registration statement for the Shares.

In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Administrator may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed outside their home country.

19.	Taxes and Withholding

To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligation that arises by reason of an Option exercise, disposition of Shares issued under an Incentive Stock Option, the vesting of or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company or any Subsidiary or Affiliate shall not be required to issue Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Administrator may provide for or permit these obligations to be satisfied through the sale of Shares and/or by having the Company withhold a portion of the Shares that otherwise would be issued to the Participant upon exercise of the Option or the vesting or settlement of an Award, or by tendering Shares previously acquired. If a Participant makes an election under Section 83(b), within five (5) days after filing such election with the Internal Revenue Service, the Participant must notify the Company in writing of such election.

20.	Administration of the Plan

(a)  Administrator of the Plan. The Plan shall be administered by the Administrator who shall be the Compensation Committee (the “Committee”) of the Board, consisting of two or more independent directors (as determined in accordance with Section 303A.02 of the NYSE Listed Company Manual). With respect to an Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the Committee shall consist of two or more “outside directors” (as determined by Section 162(m) of the Code). The members of the Committee shall be appointed by and may be changed at any time in the discretion of the Board. Any power of the Administrator may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934 or cause an Award to not qualify for treatment as “performance-based compensation” under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control. In addition, the Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary or Affiliate, and/or to one or more agents.

(b)  Powers of Administrator. Subject to the provisions of this Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (1) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (4) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (5) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (6) to determine whether and the extent to which adjustments shall be made pursuant to Section 15; (7) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (8) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c)  Determinations by the Administrator. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. The Administrator shall not be liable for any determination or action taken in good faith with respect to the Plan or any Award granted hereunder.

(d)  Foreign Employees. In the event an Award is granted to a Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Administrator may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligations with respect to tax equalization for Participants on assignments outside their home country.

(e)  Correction of Defects, Omissions, and Inconsistencies. The Administrator may correct any defect, supply any omission, or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem desirable to effectuate the purposes of the Plan and the related Award.

21.	Amendment of the Plan or Awards

The Board or the Administrator may amend, alter or terminate this Plan or any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the provisions of Section 15, no such amendment shall, without the approval of the stockholders of the Company:

(a)    increase the maximum number of Shares for which Awards may be granted under this Plan;

(b)    increase the maximum number of Shares for which Incentive Stock Options may be granted under this Plan;

(c)    increase the individual maximum limits in Section 5(c);

(d)    reduce the price at which Options may be granted below the price provided for in Section 6(b); (e) reduce the exercise price of outstanding Options;

(f)     extend the term of this Plan;

(g)    change the class of persons eligible to be Participants; or

(h)    otherwise amend the Plan in any manner requiring stockholder approval by law or under NYSE Euronext listing requirements.

No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder’s consent, provided that no such consent shall be required if the Administrator determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

22.	No Liability of Company

Neither the Company nor any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall be liable to a Participant or any other person as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (b) any tax consequence affecting any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder. Subject to Section 4 and this Section 22, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company or any Subsidiary or Affiliate.

23.	Non-Exclusivity of Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

24.	Governing Law

This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

25.	No Right to Employment, Reelection or Continued Service

Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant’s employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time.

26.	No Rights to Awards; No Stockholder Rights

No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Unless specifically provided for herein, a Participant or transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him or her for such shares.

27.	Inclusion of Awards as Part of Mandatory Holdings

The Board or the Administrator may establish policies or make such provisions as either deems necessary or appropriate relating to Awards or portions thereof that may be included as part of a Participant’s holdings for purposes of any stock ownership requirements implemented from time to time.

28.	Termination of Prior Plans

No Options or other Awards may be granted under the Prior Plans after the Effective Date of the Plan; provided, however, that all awards theretofore granted shall extend for the full stated terms pursuant to Prior Plans.

[end of plan document]

Appendix 2
BMHC
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Originally Effective October 1, 2000
Amendment and Restatement Effective May 6, 2008

1.	PURPOSE.

The purpose of this Employee Stock Purchase Plan (the “Plan”) is to provide an opportunity for employees of Building Materials Holding Corporation (the “Corporation”) and its Designated Subsidiaries to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and the Plan shall be administered in accordance with this intent.

2.	DEFINITIONS.

(a)  “Board” shall mean the Board of Directors of the Corporation.

(b)  “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(c)  “Committee” shall mean the committee appointed by the Board in accordance with Section 15 of the Plan.

(d)  “Common Stock” shall mean the Common Stock of the Corporation, or any securities into which such Common Stock may be converted.

(e)  “Compensation” shall mean an Employee’s wages, salaries, commissions and fees for professional services actually rendered in the course of employment with the Corporation or a Designated Subsidiary to the extent that the amounts are includible in gross income, with any modifications determined by the Committee.

(f)  “Corporation” shall mean Building Materials Holding Corporation.

(g)  “Designated Subsidiary” shall mean a Subsidiary that has been designated by the Committee as eligible to participate in the Plan with respect to its Employees.

(h)  “Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation’s or such Designated Subsidiary’s payroll records during the relevant participation period.

(i)  “Entry Date” shall mean the first Trading Day of a Purchase Period and, for new Participants, the first Trading Day of their first Purchase Period.

(j)  “Fair Market Value” shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on the NYSE on the date of determination if that date is a Trading Day, or if the date of determination is not a Trading Day, the last market Trading Day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Market Value thereof shall be determined in good faith by the Board.

(k)  “Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.

(l)  “Plan” shall mean this Employee Stock Purchase Plan, as amended and restated.

(m)  “Purchase Date” shall mean the last Trading Day of each Purchase Period.

(n)  “Purchase Period” shall mean the period commencing after one Purchase Date and ending on the Purchase Date that is three (3) months thereafter. Subsequent Purchase Periods shall run consecutively after the termination of the preceding Purchase Period. The duration and timing of Purchase Periods may be changed or modified by the Committee. Subject to the Committee’s right to change or modify Purchase Periods, the first Purchase Period following the Recommencement Date shall begin on May 6, 2008 and end on July 31, 2008. Subsequent periods will start on August 1, November 1, February 1, and May 1 and each end 3 months later (October 31, January 31, April 30, and July 31, respectively).

(o)  “Purchase Price” shall have the meaning set forth in Section 8.2 and 8.3.

(p)  “Recommencement Date” shall be May 6, 2008, the date the Plan ends its suspension period.

(q)  “Stockholder” shall mean a record holder of shares entitled to vote shares of Common Stock under the Corporation’s bylaws.

(r)  “Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, as described in Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

(s)  “Trading Day” shall mean a day on which U.S. national stock exchanges and the NASDAQ System are open for trading and the Common Stock is being publicly traded on one or more of such markets.

3.	ELIGIBILITY.

3.1  Any Employee regularly employed on a full-time or part-time (20 hours or more per week on a regular schedule) basis by the Corporation or by any Designated Subsidiary on an Entry Date shall be eligible to participate in the Plan with respect to the Purchase Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one or more pay periods) prior to an Entry Date to be eligible to participate with respect to the Purchase Period beginning on that Entry Date. The Committee may also determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).

3.2  No Employee may participate in the Plan if immediately after a proposed purchase hereunder the Employee would own or be considered to own (within the meaning of Code Section 424(d)) shares of stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code Section 423(b)(5); provided, however, that Employees participating in a sub-plan adopted pursuant to Section 15 which is not designed to qualify under Code section 423 need not have the same rights and privileges as Employees participating in the Code section 423 Plan. No Employees may participate in more than one Purchase Period at a time.

3.3  The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws. Notwithstanding the foregoing, if any Employee violates the terms of the Plan (including a sale or attempted sale of shares before delivery thereof in violation of the holding period described in Section 9 hereof), the Committee may suspend such Employee’s eligibility to participate in the Plan for a period of up to one (1) year from the date of such violation. Whether an Employee has violated the terms of the Plan shall be determined in the sole discretion of the Committee.

4.	PURCHASE PERIODS.

The Plan shall be implemented by consecutive three (3) month Purchase Periods, with a new Purchase Period commencing after one Purchase Date and ending on the Purchase Date that is three (3) months thereafter (or on such other date as determined by the Committee or Section 13 hereof) and continuing thereafter until this Plan is terminated. The first Purchase Period shall commence on the Recommencement Date and end on July 31, 2008. The Committee shall have the authority to change the frequency and/or duration of Purchase Periods (including the commencement dates thereof) with respect to future offerings without Stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected thereafter.

5.	PARTICIPATION.

5.1  An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by completing and submitting, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation or by following an electronic or other enrollment process as prescribed by the Committee. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed ten percent (10%) of the Employee’s Compensation (or such other percentage limitation as may be established by the Committee from time to time before an Entry Date). All payroll deductions may be held by the Corporation and commingled with its other corporate funds where administratively appropriate. No interest shall be paid or credited to the Participant with respect to such payroll deductions. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

5.2  Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during a Purchase Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee, prior to the fifth business day preceding the Purchase Date. If a Participant withdraws from the Plan during a Purchase Period, his or her accumulated payroll deductions will be refunded to the Participant without interest. The Committee may establish rules limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

5.3  A Participant may change his or her rate of contribution through payroll deductions at any time by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee; provided, however, the Committee may impose a waiting period of up to 30 days before such change may be effective. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods. In accordance with Section 423(b)(8) of the Code, the

Committee may reduce a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall re-commence at the rate provided in such Participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 5.2.

6.	TERMINATION OF EMPLOYMENT.

In the event any Participant terminates employment with the Corporation or any of its Designated Subsidiaries for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Designated Subsidiaries, Subsidiaries and the Corporation, and the Committee may establish termination-of-employment procedures for the Plan that are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries, provided that such procedures are not in conflict with the requirements of Section 423 of the Code.

7.	STOCK

The maximum number of shares of Common Stock which may be issued under the Plan shall be 2,000,000 shares. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the maximum, the Committee shall make, as applicable, such adjustment or pro rata allocation of the shares remaining available for purchase in as uniform a manner a shall be practicable and as it shall determine to be equitable.

8.	PURCHASE PERIOD; PURCHASE PRICE.

8.1  Each eligible Employee who has elected to participate as provided in Section 5.1 shall be granted the opportunity to purchase that number of shares of Common Stock which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Purchase Period at the applicable purchase price specified in Sections 8.2 or 8.3 below, subject to the additional limitation that no Employee participating in the Plan in accordance with Code Section 423 shall be granted the opportunity to purchase Common Stock under the Plan at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Common Stock (determined at the time such rights are granted) in any calendar year in which such option is outstanding at any time. The foregoing sentence shall be interpreted so as to comply with Code Section 423(b)(8).

8.2  The purchase price for shares of Common Stock purchased hereunder shall be ninety-five percent (95%) of the Fair Market Value of the Common Stock at the time of acquisition of the Common Stock or the Entry Date, whichever is lower.

8.3  The Committee may change the purchase price for shares of Common Stock with respect to any future Purchase Period, but not below eighty-five percent (85%) of the Fair Market Value of the Common Stock at the time of acquisition of the Common Stock or the Entry Date, whichever is lower.

9.	PURCHASE OF STOCK.

Unless a Participant withdraws from the Plan as provided in Section 5.2 or except as provided in Sections 12 or 14.2, upon the expiration of each Purchase Period, a Participant’s right to purchase shares shall be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Sections 8.2 or 8.3 in accordance with the terms of the Plan. Any remaining funds will be returned to the Participant, interest free, as cash. Notwithstanding the foregoing, the Corporation or its Designated Subsidiary may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance which the Corporation or its Designated Subsidiary is required by applicable law. Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan. The shares of Common Stock purchased hereunder shall be considered for tax purposes to be sold to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase shares of Common Stock hereunder it exercisable only by him or her.

10.	PAYMENT AND DELIVERY.

At the end of each fiscal quarter, the Corporation shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant’s account not used for the purchase, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may (i) require that shares be retained with such broker or another agent for a period of up to one (1) year or such other period of time designated by the Committee and (ii) establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant shall have any voting, dividend, or other Stockholder rights with respect to shares purchased under the Plan until the shares have been purchased and delivered to the Participant as provided in this Section 10.

11.	RECAPITALIZATION.

Subject to any required action by the Stockholders of the Corporation, if there is any change in the outstanding shares of Common Stock because of a merger, consolidation, spin-off, reorganization, recapitalization, dividend in property other than cash, stock split, reverse stock split, stock dividend, liquidating dividend, combination or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Corporation), or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation, provided that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Plan which has not yet been exercised and the number of securities which have been authorized and remain available for issuance under the Plan, as well as the price per share covered by each option under the Plan which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 11 shall be conclusive and binding on all parties.

12.	MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS.

In the event of the proposed liquidation or dissolution of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, the Purchase Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding rights to purchase shares hereunder shall automatically terminate and the amounts of all outstanding payroll deductions will be refunded without interest to the Participants.

13.	TRANSFERABILITY.

Neither payroll deductions credited to a Participant’s bookkeeping account, nor any rights or interests to purchase Common Stock hereunder may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way by any Participant. Any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.2.

14.	AMENDMENT OR TERMINATION OF THE PLAN.

14.1  The Plan shall continue from the Effective Date until terminated in accordance with Section 14.2.

14.2  The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, and the Committee may revise or amend the Plan consistent with the exercise of its duties and responsibilities as set forth in the Plan or any delegation under the Plan, except that, without approval of the Stockholders, no such revision or amendment shall increase the number of shares subject to the Plan, or make other changes for which Stockholder approval is required under applicable law, other than an adjustment under Section 11 of the Plan.

15.	ADMINISTRATION.

The Board shall appoint a Committee consisting of at least two members who will serve for such period of time as the Board may specify and whom the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in the Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in the Plan. The Committee may delegate to one or more individuals or entities the day-to-day administration of the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all Participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any rights granted hereunder.

16.	COMMITTEE RULES FOR FOREIGN JURISDICTIONS.

16.1  The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

16.2  The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 7, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

17.	SECURITIES LAWS REQUIREMENTS.

17.1  No option granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Corporation with respect to such compliance. If on a Purchase Date in any Purchase Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Entry Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in compliance shall not be exercised and all payroll deductions accumulated during the Purchasing Period (reduced to the extent, if any, that such deductions have been used to acquire shares of Common Stock) shall be returned to the Participants, without interest. The provisions of this Section 17 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

17.2  As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned applicable provisions of law

18.	GOVERNMENTAL REGULATIONS.

This Plan and the Corporation’s obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

19.	NO ENLARGEMENT OF EMPLOYEE RIGHTS.

Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee at any time.

20.	GOVERNING LAW.

This Plan shall be governed by Delaware law, without regard to conflict of law principles thereof.

21.	EFFECTIVE DATE.

This Plan shall be effective October 1, 2000, subject to approval of the Stockholders of the Corporation within 12 months before or after its adoption by the Board. Suspension of this Plan shall end on the Recommencement Date.

22.	REPORTS.

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

23.  DESIGNATION OF BENEFICIARY FOR OWNED SHARES AND ACCUMULATED PAYROLL DEDUCTIONS.

23.1  With respect to shares of Common Stock purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death. If the Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by local law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice to the Corporation. Subject to local legal requirements, in the event of a Participant’s death, the Corporation or its assignee shall deliver such shares of Common Stock to the designated beneficiary.

23.2  Subject to local law, in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver any shares of Common Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such shares of Common Stock to the spouse, dependent or relative of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine.

23.3  In the event of death of a Participant during a Purchase Period, the Corporation shall reimburse such Participant’s accumulated payroll deductions during such Purchase Period to the Participant’s designated beneficiary, or in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such accumulated payroll deductions to the spouse, dependent or relative of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine. The provisions of this Section 23 shall in no event require the Corporation to violate local law, and the Corporation shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s account in compliance with local law.

24.	ADDITIONAL RESTRICTIONS OF RULE 16-b3.

The terms and conditions of options granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.	NOTICES.

All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

[end of plan document]

Appendix 3
BMHC
AUDIT COMMITTEE CHARTER

Last Amended February 18, 2008

1.	Authority and Mission

The Audit Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”), which represents and assists the Board in fulfilling its responsibility to oversee (i) management’s conduct of the Company’s financial reporting, including the integrity of the financial statements and the annual independent audit of the financial statements, (ii) the Company’s systems of internal accounting, financial controls, and internal audit, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s programs for legal and regulatory compliance. The Committee is also responsible for preparing the report required by Securities and Exchange Commission (“SEC”) rules to be included in the Company’s annual proxy statement.

2.	Composition

The Committee shall consist of at least three directors appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee, who shall be independent under the New York Stock Exchange standards of independence for directors and audit committee members, as determined by the Board. Each member must be financially literate, and one member shall be an “audit committee financial expert” as such term is defined in SEC rules, each as determined by the Board. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, shall designate one of the Audit Committee members to be Chairperson.

3.	Duties and Responsibilities

The Committee’s role is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and the independent auditor is responsible for the audit of the financial statements. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any certification of the work of the independent certified public accountants. For purposes of this Charter, the Committee’s “review” of specific matters shall include the receipt of information regarding the subject, the discussion among the Committee members and the Company’s staff and consultants in attendance regarding the subject, and the providing of direction or input to the Company’s staff or consultants as the Committee deems appropriate.

Among its duties and responsibilities, the Audit Committee shall:

(i)	Evaluate, appoint (subject to ratification by the Company’s shareholders), retain, authorize and establish the compensation of, and review the work of, the firm of independent certified public accountants to be appointed as auditors of the Company to perform the annual audit. The independent certified public accountants shall report directly to the Audit Committee.

(ii)	Pre-approve all audit and permissible non-audit services to be provided by the independent certified public accountants, and establish policies and procedures for the pre-approval of audit and permissible non-audit services.

(iii)	Obtain and review, at least annually, a report by the independent certified public accountants describing: (1) the independent certified public accountants’ internal quality-control procedures; and (2) any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more audits carried out by the independent certified public accountants, and any steps taken to deal with any material issues.

(iv)	Review with the independent certified public accountants and management the scope of the audit, the results of the annual audit examination by the independent certified public accountants (including any problems or difficulties the independent certified public accountants encountered in the course of their audit work and management’s response), any reports of the independent certified public accountants with respect to the interim periods, and, with the internal auditor of the Company, the scope and results of the internal audit program.

(v)	Meet with the Company’s independent certified public accountants and management to review (1) all of the Company’s critical accounting policies and practices used in the preparation of its financial statements, (2) analyses prepared by management and the independent certified public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within Generally Accepted Accounting Principles (“GAAP”) for policies and practices related to material items that have been discussed with management, the ramifications of their use and the treatment preferred by the Company’s independent certified public accountants and (3) other matters, including management letters and schedules of adjustments that have not been recorded.

(vi)	Meet to review with management and the Company’s independent certified public accountants, prior to filing and release, the Company’s periodic reports on Form 10-Q and annual report on Form 10-K, including the Company’s MD&A disclosures, and recommend to the Board whether the annual audited financial statements should be included in the Form 10-K.

(vii)	Review the Company’s earnings releases and corporate practices with respect to earnings releases, and financial information and earnings guidance provided to analysts and ratings agencies.

(viii)	Review with management and the Company’s independent certified public accountants the procedures for the certifications required by the Sarbanes-Oxley Act of 2002.

(ix)	At least annually, review the written statement from the independent certified public accountants concerning any relationships between the accountants and the Company or any other relationship that may adversely affect the independence of the accountants, and assess the independence of the independent certified public accountants as required under Independent Standards Board Standard No. 1., as adopted by the Public Company Accounting Oversight Board, and SEC requirements.

(x)	Review with management the adequacy and effectiveness of: (1) the Company’s internal controls, with particular emphasis on the scope, performance and results of the internal audit function, and (2) the Company’s disclosure controls and procedures.

(xi)	Review with management the Company’s risk assessment and risk management policies.

(xii)	Review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports.

(xiii)	Review with the Company’s general counsel any potentially material pending or threatened claims, governmental inquiries or investigations.

(xiv)	Establish policies for the hiring of employees and former employees of the independent registered public accountants.

(xv)	Review related party transactions, as defined in SEC rules, and establish policies and procedures for the review, approval and ratification of related party transactions.

(xvi)	Review the Company’s compliance program with respect to legal and regulatory requirements and the Company’s policies and procedures for monitoring compliance. Review the Company’s Code of Business Conduct, make recommendations to the Board regarding changes to the Code of Business Conduct and review reports of violations and enforcement of the Code of Business Conduct.

(xvii)	Oversee and periodically review procedures for handling complaints regarding accounting, financial reporting, internal controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding questionable accounting or auditing matters.

(xviii)	Review annually the adequacy of the Committee’s Charter and assess the Committee’s processes and effectiveness.

4.	Outside Advisors

The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any advisors and for the payment of ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties.

5.	Meetings

The Committee will meet as often as in its judgment is necessary, but no less frequently than quarterly. The Committee may meet either in person or telephonically and at such times and places as the Committee determines. The Committee shall report regularly to the full Board with respect to its activities. The Committee shall meet separately in executive session, periodically with the Company’s independent auditor, internal auditor, the officer in charge of compliance, the general counsel, and members of management. A majority of the members of the Committee shall constitute a quorum.

Appendix 4
BMHC
COMPENSATION COMMITTEE CHARTER

Last Amended February 18, 2008

1.	Authority and Mission

The Compensation Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”), which acts on behalf of the Board in setting the general compensation policies of the Company, and makes recommendations to the Board regarding the specific compensation levels for the President and Chief Executive Officer (“CEO”) and other executive officers of the Company, including subsidiary senior management, and the compensation of members of the Board. The Compensation Committee also is responsible for administering the Company’s stock option plans, supplemental employee retirement plan and such other compensation and retirement plans as the Company may establish from time to time.

2.	Composition

The Committee shall consist of at least three directors appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee, who shall be independent, as determined by the Board, under the rules of the New York Stock Exchange. Additionally, members of the Compensation Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, shall designate one of the Compensation Committee members to be Chairperson.

3.	Duties and Responsibilities

Among its duties and responsibilities, the Compensation Committee shall:

(i)	Establish the executive compensation and benefits philosophy and strategy for the Company, in consultation with the Executive Committee, which consists of the Chairs from all committees.

(ii)	Review and approve compensation programs covering senior management of BMHC, BMC West, SelectBuild Construction and other acquisitions or subsidiaries that are added to the Company.

(iii)	Review and approve corporate goals and objectives relevant to CEO compensation, and evaluate the performance of the CEO in light of these goals and objectives, in accordance with an evaluation process approved by the Board, in coordination with the Nominating and Corporate Governance Committee. Recommend to the Board compensation performance standards and compensation awards (salary, bonus, stock options and other compensation) for the CEO, based on this evaluation.

(iv)	Review the recommendations of the Company’s CEO with respect to the individual compensation for each member of senior management, other than the CEO, and approve such individual compensation.

(v)	Determine performance measures and, if applicable, goals for measuring corporate performance, for members of senior management other than the CEO of the Company, in consultation with the CEO.

(v)	Approve the Company’s incentive-compensation and equity-based plans, including those involving stock or commitments beyond one year, and any amendments to such plans.

(vi)	Approve stock option and other stock incentive awards.

(viii)	In consultation with the Nominating and Corporate Governance Committee, periodically receive and consider recommendations from the CEO regarding succession at the CEO and other senior officer levels and provide reports to the full Board.

(ix)	Establish policies of the Company regarding structuring compensation programs to preserve tax deductibility and approve insider stock transactions as needed for exemptions from Section 16 of the Securities Exchange Act of 1934.

(x)	Review and discuss with management the Company’s Compensation Discussion and Analysis (“CD&A”) and related disclosures that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual report and proxy statement, recommend to the Board based on the review and discussions whether the CD&A should be included in the annual report and proxy statement, and prepare the Committee report that SEC rules require be included in the Company’s annual statement and proxy statement.

(xi)	Oversee the Company’s policies relating to development and retention of able management, including personnel practices, equal employment opportunity practices, education and training programs.

(xii)	Review periodically, and make recommendations to the Board regarding, the compensation of directors for service on the Board and its committees, in consultation with the Executive Committee, which consists of the Chairs from all committees.

(xiii)	Monitor compliance by executive officers and directors with the Company’s stock ownership guidelines.

(xiv)	Review annually the adequacy of the Committee’s Charter and assess the Committee’s processes and effectiveness.

4.	Outside Advisors

The Committee shall have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including authority to retain any compensation consultant used to assist the Committee in the evaluation of director, CEO or executive officer compensation, and to approve the fees and other retention terms of any advisors retained by the Committee.

5.	Meetings

The Committee shall meet as often as in its judgment is necessary, but no less frequently than quarterly. The Committee may meet either in person or telephonically and at such times and places as the Committee determines. The Committee shall report regularly to the full Board with respect to its activities. A majority of the members of the Committee shall constitute a quorum.

Appendix 5
BMHC
FINANCE COMMITTEE CHARTER

Last Amended February 18, 2008

1.	Authority and Mission

The Finance Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”), which assists the Board in fulfilling its responsibility to monitor and oversee, and makes recommendations to the Board regarding, financial needs of the Company; the declaration of dividends or stock repurchases; operating and capital forecasts; and the investor relations and stock listing programs of the Company.

2.	Composition

The Committee shall consist of at least three directors appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee, who shall be independent, as determined by the Board, under the rules of the New York Stock Exchange. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, shall designate one of the Finance Committee members to be Chairperson.

3.	Duties and Responsibilities

The Committee’s role is one of oversight. It recognizes that the Company’s management is responsible for developing the long term capital plan for the Company and the negotiation and management of the financial resources of the Company. Among its duties and responsibilities, the Committee shall:

(i)	make recommendations to the Board regarding equity and debt financing programs, including reviewing and evaluating risk transfer programs such as interest rate hedging;

(ii)	review with management and make recommendations to the Board regarding the present and future operating and capital needs of the Company, including its subsidiaries;

(iii)	make recommendations to the Board regarding dividends and share repurchases;

(iv)	review and make recommendations to the Board regarding the Company’s annual operating budget and capital budgets;

(v)	review periodic reports by management of the Company’s investor relations program and credit rating agency relationships;

(vi)	oversee the relationship between the Company and the exchanges on which the Company’s securities are traded;

(vii)	review periodically the Company’s long range financial forecasts for consistency with the strategic plan and evaluate long term capital structure plans;

(viii)	make recommendations to the Board regarding material acquisitions or divestitures and perform post acquisition evaluations and reviews;

(ix)	review and approve material agreements (over $200,000) for consulting services provided to the Company;

(x)	review plans of operating entities for real estate holdings; and

(xi)	review annually the adequacy of the Committee’s Charter and assess the Committee’s process and effectiveness.

4.	Outside Advisors

The Committee shall have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, and shall have the authority to approve the fees and other retention terms of any advisors retained by the Committee.

5.	Meetings

The Committee will meet as often as in its judgment is necessary. The Committee may meet either in person or telephonically and at such times and places as the Committee determines. The Committee shall report regularly to the full Board with respect to its activities. A majority of the members of the Committee shall constitute a quorum.

Appendix 6
BMHC
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Last Amended February 18, 2008

1.	Authority and Mission

The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”), which assists the Board in identifying, screening and recommending qualified candidates to serve as directors of the Company, consistent with criteria approved by the Board; developing and recommending to the Board a set of corporate governance guidelines, and overseeing the corporate governance practices of the Company; and maintaining and overseeing the operations and effectiveness of the Board.

2.	Composition

The Committee shall consist of at least three directors appointed by the Board, who shall be independent, as determined by the Board, under the rules of the New York Stock Exchange. The Board shall designate one of the Nominating and Corporate Governance Committee members to be Chairperson.

3.	Duties and Responsibilities

Among its duties and responsibilities, the Nominating and Corporate Governance Committee shall:

Nomination Functions

(i)	Recommend to the Board candidates for election or reelection to the Board at each Annual Meeting of Shareholders of the Company.

(ii)	Recommend to the Board candidates for election by the Board to fill vacancies occurring on the Board.

(iii)	Assess and make recommendations to the Board regarding the independence of directors and candidates for election to the Board.

(iv)	Consider Board candidates recommended by shareholders.

(v)	Develop and make recommendations to the Board concerning the selection criteria to be used by the Committee in seeking nominees for election to the Board.

(vi)	Identify, review the qualifications of, and recruit qualified candidates to serve on the Board.

Corporate Governance Functions

(vii)	Make recommendations to the Board concerning the structure, composition and functioning of the Board and all Board committees.

(viii)	Recommend members of the Board to serve on the committees of the Board and as Chairpersons of the committees of the Board.

(ix)	Review Board meeting procedures, including the appropriateness and adequacy of the information supplied to directors prior to and during Board meetings.

(x)	Annually review and recommend to the Board changes to the Guidelines on Corporate Governance adopted by the Board, as appropriate.

(xi)	Review and recommend to the Board amendments to the Company’s Code of Business Conduct and ethics policies for officers and employees, as appropriate.

Evaluation Functions

(xi)	Develop and oversee the process for evaluating the performance of the Board and its committees.

(xii)	Evaluate the performance of the CEO in coordination with the Compensation Committee, in accordance with the evaluation process approved by the Board.

(xiii)	Conduct an annual review of best practices, and compliance with SEC and NYSE rules and legislative requirements relating to corporate governance matters.

(xiv)	Review any outside directorships in other public companies held by or offered to directors and senior company officials.

(xv)	In consultation with the Compensation Committee, periodically receive and consider recommendations from the CEO regarding succession at the CEO and other senior officer levels and provide reports to the full Board.

(xi)	Review annually the adequacy of the Committee’s Charter and assess the Committee’s processes and effectiveness.

4.	Outside Advisors

The Committee shall have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions, including authority to retain and terminate any search firm used to identify director candidates, and to approve the fees and other retention terms of any advisors retained by the Committee.

5.	Meetings

The Committee will meet as often as in its judgment is necessary, but no less frequently than quarterly. The Committee may meet either in person or telephonically and at such times and places as the Committee determines. The Committee shall report regularly to the full Board with respect to its activities. A majority of the members of the Committee shall constitute a quorum.

BUILDING MATERIALS HOLDING CORPORATION
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 6, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Robert E. Mellor, William M. Smartt, and Paul S. Street, or any of them, attorneys and proxies with full power of substitution in each of them, in the name, place, and stead of the undersigned to vote as proxy all the stock of the undersigned in Building Materials Holding Corporation.
Please sign and date on the reverse side and mail promptly; or, you may vote your shares by telephone or the Internet by following the enclosed instructions. When voting by proxy or in person, you are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. If you do not sign and return a proxy, vote by telephone or the Internet, or attend the meeting and vote by ballot, your shares cannot be voted.
(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

Annual Meeting of Shareholders of
BUILDING MATERIALS HOLDING CORPORATION
May 6, 2008
PROXY VOTING INSTRUCTIONS
TO VOTE BY MAIL
Please date, sign, and mail your proxy card in the envelope provided as soon as possible
TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.
TO VOTE BY INTERNET
Please access the web page at www.voteproxy.com and follow the on-screen instructions.
Have your control number available when you access the web page.
YOUR CONTROL NUMBER IS

Please Detach and Mail in the Envelope Provided

☒	Please mark your votes as in this example.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3 AND 4.

		FOR	WITHHOLD
1.	Election of Directors	☐	☐
		ALL	ALL
Instructions: To withhold authority to vote for any individual nominee or nominees, write the name of such nominee or nominee’s name in the space provided below:

Nominees:	Robert E. Mellor Sara L. Beckman James K. Jennings, Jr. Norman J. Metcalfe David M. Moffett R. Scott Morrison, Jr. Peter S. O’Neill Richard G. Reiten Norman R. Walker

4.	Ratify Independent	FOR	AGAINST	ABSTAIN
	Registered Public Accountants	☐	☐	☐

THIS PROXY WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF YOU SIGN AND RETURN THE CARD BUT DO NOT VOTE ON THESE MATTERS, THEN YOUR SHARES WILL BE VOTED FOR ALL NINE NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3 AND 4.

PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

2.	Approve the 2008 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approve Amendment to the Employee Stock Purchase Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

Authority is herby given to the proxies identified on the front of this card to vote in their sole discretion upon such other business as may properly come before the meeting or any adjournment thereof.

SIGNATURE(S)	DATE	SIGNATURE(S)	DATE

Note: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, partner, etc., please indicate your title as such. If shares held by corporation, sign in full corporate name by authorized officer. If shares held in the name of two or more persons, all should sign.